UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12

SYMBOTIC INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

January 16, 2026

Dear Fellow Stockholders,

We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Symbotic Inc. on Thursday, March 5, 2026, beginning at 10:00 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be conducted virtually via live webcast.

To participate in this year’s Annual Meeting, you must register beforehand by visiting www.proxydocs.com/SYM and completing the registration process by 5:00 p.m., Eastern Time, on March 4, 2026, which we refer to as the Registration Deadline. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. You will not be able to attend the Annual Meeting physically. Once properly registered, you will be able to attend the Annual Meeting live via video webcast that will provide you with the ability to participate in the Annual Meeting, vote your shares and ask questions, subject to the Annual Meeting’s Rules of Conduct (which will be posted on www.proxydocs.com/SYM on the day of the Annual Meeting).

Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2026 Annual Meeting of Stockholders and Proxy Statement. We will mail a notice containing instructions on how to access this proxy statement and our annual report on or about Friday, January 16, 2026, to all stockholders entitled to vote at the Annual Meeting. Stockholders who prefer a paper copy of the proxy materials may request one by following the instructions provided in the notice we will send.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote. You may vote by proxy over the Internet, by telephone, or by mail following instructions on the proxy card. Voting by proxy will ensure your representation at the Annual Meeting, regardless of whether you attend.

Sincerely,

Richard B. Cohen

Chairman, President and Chief Executive Officer

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m., Eastern Time

Date	March 5, 2026

Place	Virtual. Details on how to participate are described in the Notice of Internet Availability of Proxy Materials (“Notice of Availability”) or by visiting www.proxydocs.com/SYM.

Purposes	•

To elect nine directors nominated by the board of directors of Symbotic Inc., identified in the accompanying proxy statement, each to serve for a term of one year until the 2027 Annual Meeting of Stockholders, until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal;

• To approve an advisory vote on our executive compensation;
• To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 26, 2026; and
• To transact any other business that may properly come before the meeting or any adjournment thereof.

Record Date	The board of directors has set January 6, 2026 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

Virtual Meeting Admission

All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.proxydocs.com/SYM and entering the control number included in our Notice of Availability being mailed to you separately.

Voting by Proxy

If you are a stockholder of record, please vote via the Internet, telephone or mail by following the instructions on the website indicated in the materials you received in the mail. If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of our common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

By order of the Board of Directors,

Richard B. Cohen Chairman, President and Chief Executive Officer

Wilmington, Massachusetts
January 16, 2026

We first made these proxy materials available to stockholders on or about January 16, 2026. A copy of our Annual Report on Form 10-K for the fiscal year ended September 27, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to Symbotic Inc., 200 Research Drive, Wilmington, Massachusetts 01887, Attention: Vice President, Investor Relations. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 27, 2025 are also available on the SEC’s website at www.sec.gov.

PROXY STATEMENT	1

GENERAL INFORMATION	2

PROPOSAL NO. 1 ELECTION OF DIRECTORS	6

PROPOSAL NO. 2 ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION	13

PROPOSAL NO. 3 RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 26, 2026	14

CORPORATE GOVERNANCE	16

EXECUTIVE COMPENSATION	23

DIRECTOR COMPENSATION	49

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	51

PRINCIPAL STOCKHOLDERS	58

REPORT OF THE AUDIT COMMITTEE	61

HOUSEHOLDING	62

STOCKHOLDER PROPOSALS	63

OTHER MATTERS	64

i

Proxy Statement

SYMBOTIC INC.

200 Research Drive

Wilmington, Massachusetts 01887

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, March 5, 2026

This proxy statement contains information about the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Symbotic Inc., which will be held on March 5, 2026 at 10:00 a.m., Eastern Time. The Annual Meeting will be held virtually via live webcast. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.proxydocs.com/SYM and entering the control number included in our Notice of Availability, on your proxy card or in the instructions that accompanied your proxy materials.

In this proxy statement, the terms “Symbotic,” “the Company,” “we,” “us,” and “our” refer to Symbotic Inc. The mailing address of our principal executive office is Symbotic Inc., 200 Research Drive, Wilmington, Massachusetts 01887.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Annual Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 27, 2025 (“2025 Annual Report”) available to stockholders on or about January 16, 2026.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting to be Held on March 5, 2026:

This proxy statement and our 2025 Annual Report are

available for viewing, printing and downloading at www.proxydocs.com/SYM

A copy of our 2025 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Symbotic Inc., 200 Research Drive, Wilmington, MA 01887, Attention: Vice President, Investor Relations. This proxy statement and our 2025 Annual Report are also available on the SEC’s website at www.sec.gov.

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General Information

SYMBOTIC INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about January 16, 2026, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2026 Annual Meeting, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2025 Annual Report, will be made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about January 16, 2026. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2026 Annual Meeting, this proxy statement, the proxy card and our 2025 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the 2026 Annual Meeting, and this proxy statement and our 2025 Annual Report are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting has been set as January 6, 2026.

How many votes can be cast by all stockholders?

Stockholders who own shares of our common stock as of the record date, January 6, 2026, are entitled to vote at the Annual Meeting. As of the record date, Symbotic had approximately 123,250,254 shares of Class A common stock outstanding, 72,963,208 shares of Class V-1 common stock outstanding and 403,559,196 shares of Class V-3 common stock outstanding. Holders of shares of Class A common stock and Class V-1 common stock are entitled to one vote per share of Class A common stock or Class V-1 common stock, as the case may be. Holders of shares of Class V-3 common stock are entitled to three votes per share of Class V-3 common stock they beneficially own. All holders of Class A common stock, Class V-1 common stock and Class V-3 common stock will vote together as a single class except as otherwise required by applicable law. Cumulative voting is not permitted with respect to the election of directors, the advisory vote on executive compensation or any other matter to be considered at the Annual Meeting.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•
By Internet. You may vote at www.proxydocs.com/SYM, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the control number provided in the Notice of Availability

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General Information

or the proxy card. Votes submitted through the Internet must be received by 10:00 a.m., Eastern Time, on March 5, 2026.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-866-649-0293 24-hours a day, seven days a week. You will be required to provide the control number provided in the Notice of Availability or the proxy card. Votes submitted by telephone must be received by 10:00 a.m., Eastern Time, on March 5, 2026.
•
By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope.
•
During the Annual Meeting. To vote during the live webcast of the Annual Meeting, visit www.proxydocs.com/SYM. You will be required to enter the control number provided in the Notice of Availability or the proxy card.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of our common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by our board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the virtual Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.proxydocs.com/SYM and enter the control number provided in the Notice of Availability and beneficial owners of shares held in “street name” will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on March 5, 2026. We encourage stockholders to login to this website and access the webcast 15 minutes before the Annual Meeting’s start time.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.proxydocs.com/SYM.

If you wish to submit a question during the Annual Meeting, follow the onscreen instructions. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will be posted on www.proxydocs.com/SYM on the day of the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by: (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I

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General Information

Vote?” section above before the applicable deadline; (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy); or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our corporate secretary. Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at Symbotic Inc., 200 Research Drive, Wilmington, MA 01887, Attention: Corporate Secretary.

If your shares are held in “street name” by a broker, bank, or other nominee, you must contact such broker, bank, or other nominee in order to find out how to change your vote.

How is a quorum reached?

Our bylaws provide that a majority of the voting power of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and “broker non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our certificate of incorporation, or by our bylaws. Abstentions and “broker non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal Nos. 1 and 2 are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker, bank or other nominee may not vote for these proposals, and those votes will be counted as “broker non-votes.” Proposal No. 3 is considered to be a discretionary item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

Assuming a quorum is present, directors will be elected by a majority of votes cast by holders of shares present or represented by proxy and entitled to vote on the election of directors. For purposes of elections of directors, a majority of votes cast means the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” (or other shares of the Company similarly not entitled to vote) not counted as a vote cast either “for” or “against” that director’s election), which we refer to as a “plurality” for this purpose (Proposal 1). The affirmative vote of a majority of the votes cast upon the matter is required to constitute the shareholders’ approval with respect to the advisory vote on executive compensation (Proposal 2) and the ratification of the appointment of Grant Thornton LLP as our independent auditor for the year ending September 26, 2026 (Proposal 3).

Shares voting “withheld,” “abstain” or “broker non-votes” will have no effect on the election of directors, , the advisory vote on executive compensation, or the ratification of the appointment of our independent auditor.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

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General Information

How may stockholders submit matters for consideration at an Annual Meeting?

Subject to the director nomination notice requirements described below, the required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed (other than as a result of adjournment or recess) by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, or, if the first public disclosure of the date of the annual meeting is less than 100 days prior to the date of the annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2027 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be received not later than September 18, 2026. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 4, 2027. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19(b).

Further, any stockholder proposal for a director nominee intended to be included in the proxy materials for the next annual meeting of our stockholders in 2027 pursuant to our “proxy access” bylaws must meet the requirements set forth in our bylaws and the materials required by our bylaws must be submitted as required by our bylaws. Among others, the required notice must be received by our corporate secretary at our principal executive offices not less than 120 days and not more than 150 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 days earlier or delayed (other than as a result of adjournment or recess) by more than 60 days later than such anniversary date, or, if the first public disclosure of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the stockholder’s notice must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than the later of (i) the 120th day prior to the date of such annual meeting and (ii) the tenth day following the day on which public disclosure of the date of such annual meeting is first made. All such proxy access director nominations must satisfy the requirements set forth in our bylaws.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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Proposal No. 1 Election of Directors

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently comprised of nine members. All directors are elected by the stockholders at each annual meeting to serve from the time of their election until the date of the annual meeting next following the annual meeting at which such director was elected. The current board of directors is comprised of Richard Cohen, Eric Branderiz, Rollin Ford, Charles Kane, Todd Krasnow, Vikas Parekh, Andrew Ross, Daniela Rus and Merline Saintil.

The nominating and corporate governance committee of the board of directors has recommended, and the board of directors has approved, the nomination of all nine persons currently serving as our directors, Richard Cohen, Eric Branderiz, Rollin Ford, Charles Kane, Todd Krasnow, Vikas Parekh, Andrew Ross, Daniela Rus and Merline Saintil, for a one-year term expiring at the 2027 annual meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation, disqualification or removal. Directors are elected by a plurality (as defined above) of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. The nine nominees receiving the highest number of “FOR” votes will be elected.

Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the nominating and corporate governance committee and approved by the board of directors. In lieu of designating a substitute nominee, the board of directors, in its discretion, may reduce the number of directors. We have no reason to believe that any nominee named will be unable to serve if elected.

Nominees for Director

The names, ages of the nominees as of January 16, 2026, length of service on our board of directors and current board of directors committee memberships are set forth in the table below. Following the Annual Meeting, the nominating and corporate governance committee will review committee appointments for all directors elected to the board of directors and will make a recommendation to the board of directors regarding committee appointments for all board of directors members.

Name	Age	Director Since	Independence	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Nominees Currently Serving as Directors
Richard Cohen*	73	2022
Eric Branderiz	60	2025	✓	✓
Rollin Ford	63	2022	✓	✓		✓
Charles Kane	68	2022	✓	Chair
Todd Krasnow	68	2022	✓		Chair
Vikas Parekh	43	2022	✓			✓
Andrew Ross	58	2025	✓			✓
Daniela Rus	62	2023	✓		✓
Merline Saintil	49	2022	✓		✓	Chair

* Chair of the board of directors

A brief biography of each nominee is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the nominating and corporate governance committee and the board of directors to believe that the director should serve on the board of directors:

Richard Cohen

Mr. Cohen has served as the Chair of our board of directors and President since June 2022, our Chief Executive Officer since November 2022 and our Chief Product Officer from June 2022 until November 2022. Mr. Cohen served as chairman of Warehouse Technologies LLC (“Warehouse”) from December 2006 and as president of Symbotic LLC from November 2017 until June 2022. Mr. Cohen previously served as chief executive officer of Symbotic LLC from November

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Proposal No. 1 Election of Directors

2017 to April 2022. He is also the executive chairman of C&S Wholesale Grocers, Inc., one of the largest grocery wholesalers in the United States, where he is the third generation of the Cohen family to lead that company. Mr. Cohen became chairman, president and chief executive officer of C&S Wholesale Grocers in 1989 and served as president until March 2014 and as chief executive officer until January 2018, during which time he led the growth and expansion of C&S Wholesale Grocers into an industry leader in supply chain solutions and wholesale grocery supply. Mr. Cohen holds a bachelor’s degree in accounting from the Wharton School of Business. He has also been awarded honorary doctorate degrees from Assumption College and Keene State College.

Mr. Cohen was selected to serve on the board of directors due to his extensive experience in the wholesale distribution business, his vision and experience in automation, his experience and track record in entrepreneurship, investment and business development and his deep relationships in various industries.

Eric Branderiz

Mr. Branderiz has served on our board of directors since May 2025. Since 2023, he has served as an independent director on the boards of directors of Fortive Corporation and Cognizant Technology Solutions Corporation. From 2018 until 2022, Mr. Branderiz was the executive vice president and chief financial officer of Enphase Energy, Inc. From 2016 to 2018, he was vice president, chief accounting officer, and corporate controller at Tesla, Inc. From 2010 to 2016, he worked at SunPower Corporation in senior roles including senior vice president, corporate controller, and head of operations for the light commercial and residential business. He began his career as an auditor at Ernst & Young in Canada and the United States. He also held positions at the Alberta Registry and the Alberta Securities Commission. Mr. Branderiz is a C.P.A. in California and earned a bachelor's degree in business commerce from the University of Alberta, Canada.

Mr. Branderiz was selected to service on our board of directors due to his deep knowledge and experience with innovation and disruptive technology and hypergrowth, his extensive expertise in finance, accounting and financial reporting, financial analysis and planning, investor relations, risk management, capital markets, corporate development and public company governance, and is extensive experience in business operations, innovative product development and strategy, business transformation, logistics, commercial operations, procurement and supply chain.

Rollin Ford

Mr. Ford has served on our board of directors since June 2022. Mr. Ford served on the Warehouse advisory board of directors from August 2016 until June 2022. Mr. Ford retired in 2016 from Walmart Stores, Inc., where he served in a variety of executive leadership roles during his 33-year career with the world’s largest retailer. Mr. Ford began his career with Walmart in 1984 in the logistics division and later became the chief logistics officer where he was responsible for transforming and building the company’s global supply chain network. He also served as the executive vice president and chief information officer from May 2006 to January 2012, having responsibility for the company’s worldwide technology division. Most recently, Mr. Ford served as the chief administrative officer from February 2012 to July 2016 where he focused on leveraging Walmart’s scale to increase efficiency and productivity around the world while having responsibility for the domains mentioned above, which also included back office (shared services), global sourcing and data and analytics. Mr. Ford holds a B.S. degree from Taylor University in Indiana. In retirement, Mr. Ford has joined the boards of directors of Mercy Health System, GreenBox (now doing business as Exol) and John Brown University and the board of advisors of AT Kearney.

Mr. Ford was selected to serve on our board of directors due to his experience as a senior executive at Walmart and his background and knowledge relating to logistics, the supply chain and technology.

Charles Kane

Mr. Kane has served on our board of directors since June 2022. Mr. Kane served on the Warehouse advisory board of directors from October 2020 until June 2022. Mr. Kane has been a Senior Lecturer, Technological Innovation, Entrepreneurship and Strategic Management at the Massachusetts Institute of Technology since September 2006. Since November 2006, Mr. Kane has also been a director and strategic advisor of One Laptop Per Child, a non-profit organization that provides computing and internet access for students in the developing world, for which he served as president and chief operating officer from 2008 until 2009. Mr. Kane served as executive vice president and chief administrative officer of Global BPO Services Corp., a special purpose acquisition corporation, from July 2007 until March 2008, and as chief financial officer of Global BPO from August 2007 until March 2008. Prior to joining Global BPO, he served as chief

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Proposal No. 1 Election of Directors

financial officer of RSA Security Inc., a provider of e-security solutions, from May 2006 until RSA was acquired by EMC Corporation in October 2006. From July 2003 until May 2006, he served as chief financial officer of Aspen Technology, Inc., a publicly traded provider of supply chain management software and professional services. Mr. Kane is currently a director of Alkami Technology, Inc. (ALKT), a leading cloud-based digital banking solutions provider for banks and credit unions in the United States, and Progress Software Corp. (PRGS), a software company that specializes in the implementation of business applications. He was previously a director of Applix Inc., Borland Software Corporation, Carbonite, Inc., Demandware Inc., Netezza Corporation and RealPage, Inc. Mr. Kane is a certified public accountant and holds a B.B.A. in accounting from the University of Notre Dame and a M.B.A. in international finance from Babson College.

Mr. Kane was selected to serve on our board of directors due to his experience as a senior executive officer at a number of publicly traded companies, including as chief financial officer of several of those companies, and his experience serving on the boards of directors of other public and private companies.

Todd Krasnow

Mr. Krasnow has served on our board of directors since June 2022. Mr. Krasnow served on the Warehouse advisory board from May 2016 until June 2022. Mr. Krasnow has served as the president of Cobbs Capital, Inc., a private consulting company, since January 2005. Previously, Mr. Krasnow was a marketing domain expert with Highland Consumer Fund, a venture capital firm, from June 2007 until it became Porchlight Equity in February 2017, after which he was an operating partner until November 2019. Mr. Krasnow was the chairman of Zoots, Inc., a dry-cleaning company, from June 2003 to January 2008 and chief executive officer of Zoots from February 1998 to June 2003. He served as the executive vice president of sales and marketing of Staples, Inc. from May 1993 to January 1998 and in other sales and marketing positions for Staples from March 1986 to May 1993. Mr. Krasnow has served as a member of the C&S Wholesale Grocers advisory board since 2006. Mr. Krasnow is a director of Ecentria, a privately held online marketer of optical, outdoor and camping gear, and Kids2 Inc., a privately held baby and toddler products company. He was previously a director of Bakkavor, LTD, Carbonite, Inc. and Tile Shop Holdings, Inc. Mr. Krasnow holds a M.B.A degree from the Harvard Business School and a bachelor’s degree in chemistry from Cornell University.

Mr. Krasnow was selected to serve on the board of directors due to his experience as a senior executive, his experience in investment, marketing and business development, and his experience serving on the boards of directors of other public and private companies.

Vikas Parekh

Mr. Parekh has served on our board of directors since June 2022. Mr. Parekh has been a managing partner with SoftBank Investment Advisors (SoftBank Vision Fund) since March 2016. Since 2025, Mr. Parekh has served as an independent director on the board of directors of Twenty One Capital, Inc. Mr. Parekh has made investments and holds director seats across public and private markets. Prior to joining SoftBank Investment Advisors, Mr. Parekh worked in private equity at Kohlberg Kravis Roberts & Co. L.P., a global investment firm, and in consulting at Boston Consulting Group, a global consulting firm. Mr. Parekh holds an M.B.A degree from Harvard Business School and B.S. degree in electrical engineering and M.S. degree in electrical and computer engineering from Georgia Institute of Technology.

Mr. Parekh was selected to serve on the board of directors due to his extensive experience in the emerging technologies space.

Andrew Ross

Mr. Ross has served on our board of directors since August 2025. He has served as the president and chief operating officer of Parker Hannifin Corporation since January 2024 and January 2023, respectively. From September 2015 to December 2022, Mr. Ross served as vice president and president of the Fluid Connectors Group and from 2012 to 2015, he served as vice president and president of the Engineered Materials Group. Prior to those roles, since joining Parker Hannifin in 1998 as a product manager, Mr. Ross held various roles of progressing responsibility. Mr. Ross holds a B.S. in business administration from the University of Saint Francis, an Executive M.B.A. from Case Western Reserve University, and a M.A in Applied Communications from the University of Michigan. He serves on the board of trustees, as the

8

Proposal No. 1 Election of Directors

treasurer and chair of the finance committee of the Hawken School. He is also a member of the Manufacturers Alliance for Productivity and Innovation.

Mr. Ross was selected to serve on our board of directors due to his extensive commercial and operational experience at a global diversified manufacturing company.

Daniela Rus

Prof. Rus has served on our board of directors since March 2023. Prof. Rus has been a professor at Massachusetts Institute of Technology since 2004 and currently serves in a number of positions, including the Andrew (1956) and Erna Viterbi Professor of Electrical Engineering and Computer Science since 2004, the Director of the Computer Science and Artificial Intelligence Laboratory since 2012 and the Massachusetts Institute of Technology Director of the Department of the Air Force - Massachusetts Institute of Technology Artificial Intelligence Accelerator since 2019. Prof. Rus also served as the Deputy Dean of Research for Schwarzman College of Computing at Massachusetts Institute of Technology from 2019 to 2022. Prior to joining Massachusetts Institute of Technology, Prof. Rus was a professor in the Computer Science Department at Dartmouth College from 1994 to 2003. Prof. Rus’ research and interests are in robotics and artificial intelligence and the key focus of her research is to develop the science and engineering of autonomy. Prof. Rus is a senior visiting fellow at MITRE Corporation, serves as a USA expert for Global Partnerships in Artificial Intelligence, serves on the board of trustees for Mohamed bin Zayed University of Artificial Intelligence and on the board of directors of Mass Robotics and serves as a member of several other advisory boards and technical companies. Prof. Rus served as a member of the President’s Counsel of Advisors on Science and Technology and on the Defense Innovation Board. Prof. Rus is a MacArthur Fellow, a fellow of the Association for Computing Machinery, the Association for the Advancement of Artificial Intelligence, the Institute of Electrical and Electronics Engineers (“IEEE”) and the American Academy of Arts and Sciences, and a member of the National Academy of Engineering. She is the recipient of the Engelberger Award for robotics, the IEEE Robotics and Automation Society (“RAS”) Pioneer award, IEEE RAS Technical award, IEEE Edison Medal, Mass Technology Leadership Council Innovation Catalyst Award, John Scott award and the International Joint Conference on AI Organization John McCarthy Award. Prof. Rus holds a B.S. in computer science from the University of Iowa and a Ph.D. in computer science from Cornell University.

Prof. Rus was selected to serve on the board of directors due to her research and leadership experience and her field-leading expertise in robotics, artificial intelligence and data science.

Merline Saintil

Ms. Saintil has served on our board of directors since June 2022. Ms. Saintil served on the Warehouse advisory board from October 2021 until June 2022. Ms. Saintil currently serves on the board of directors of several publicly traded companies, as further described below. Ms. Saintil has served as a technology and business executive at Fortune 500 and privately held companies, including Intuit Inc., a financial software company, Yahoo! Inc., a web services provider, PayPal Holdings Inc., a financial technology company, Adobe Inc., a computer software company, Joyent Inc., a cloud computing software company, and Sun Microsystems, Inc., a technology company. From April 2019 to February 2020, Ms. Saintil was the chief operation officer, R&D-IT of Change Healthcare Inc., a healthcare technology company. Prior to that, she served as head of operations, product and technology at Intuit from November 2014 to August 2018, and as head of operations of mobile and emerging products at Yahoo from January to November 2014. She has served as a board member of Gitlab Inc. (GTLB), a provider of a DevOps platform to develop, secure and operate software, since November 2020, Rocket Lab USA, Inc. (RKLB), a space exploration company, since June 2021, and TD SYNNEX Corporation (SNX), a global distributor and solutions aggregator for the IT ecosystem, since September 2021. Ms. Saintil also served as a board member of Evolv Technologies Holdings, Inc. (EVLV), a touchless human security platform company, from January 2021 to January 2025, Banner Corporation (BANR), a bank holding company, from March 2017 to May 2022, and Alkami Technology (ALKT), a leading cloud-based digital banking solutions company, from October 2020 to December 2022. Ms. Saintil earned her B.S. degree from Florida Agricultural and Mechanical University and her M.S. degree from Carnegie Mellon.

Ms. Saintil was selected to serve on the board of directors due to her executive leadership experience, her extensive experience in technology, enterprise risks, cybersecurity, talent management and digital transformation, and her experience serving on the boards of directors of public companies.

9

Proposal No. 1 Election of Directors

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the directors receiving a plurality (as defined above) of the votes cast in person or by proxy at the meeting will be elected. You may vote either FOR each nominee or WITHHOLD your vote from each nominee. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted FOR the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The proposal for the election of directors relates solely to the election of directors nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Richard Cohen, Eric Branderiz, Rollin Ford, Charles Kane, Todd Krasnow, Vikas Parekh, Andrew Ross, Daniela Rus and Merline Saintil, each to serve for a one-year term expiring at the 2027 annual meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation, disqualification or removal.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors and sets forth their current positions at Symbotic and their ages as of January 16, 2026.

Name	Age	Position(s) with Symbotic
Brian Alexander	46	Senior Vice President, Commercial
Brendan Blennerhassett	52	Chief Product Innovation Officer
William Boyd III	59	Chief Strategy Officer
Corey Dufresne	55	Chief Legal Officer & Secretary
Michael Dunn	52	Chief Customer Officer
James Kuffner	54	Chief Technology Officer
Izilda Martins	54	Chief Financial Officer & Treasurer
Walter Odisho	63	Chief Manufacturing & Supply Chain Officer
Miriam Ort	45	Chief Human Resources Officer

Brian Alexander, Senior Vice President, Commercial

Mr. Alexander has served as our Senior Vice President, Commercial since March 2025. Prior to joining us, he spent over 20 years at Hub Group Inc. - from November 2024 until February 2025, as the chief marketing officer, from January 2023 until December 2024, as the chief operating officer, from September 2015 until January 2023, as executive vice president of logistics and from 2010 until 2015, as vice president of operations. Mr. Alexander serves on the advisory board of Marquette University’s Center of Supply Chain Management and is a long-time member of the Center of Supply Chain Management Professionals. He has a B.B.A. degree in marketing and communications from Marquette University and a M.B.A. degree from Cardinal Stritch University.

Brendan Blennerhassett, Chief Product Innovation Officer

Mr. Blennerhassett has served as our Chief Product Innovation Officer since April 2025 and, prior to that, as our Senior Vice President, Europe since September 2023. From April 2021 until May 2023, he served as the chief executive officer and managing director of Expert Technologies Group. From 2012 until October 2020, he served as the chief executive officer of the North America and United Kingdom business units at Comau S.p.A. Mr. Blennerhassett is a Certified Company Director from the Institute of Directors in London, England.

10

Proposal No. 1 Election of Directors

William Boyd III, Chief Strategy Officer

Mr. Boyd has served as our Chief Strategy Officer since June 2022. Mr. Boyd served as our chief of staff from February 2020 until June 2022. Since February 2020, Mr. Boyd has also served as the chief legal officer of C&S Wholesale Grocers. Prior to joining us, Mr. Boyd served from April 2019 to February 2020 as the chief legal officer at Imperial Dade Intermediate Holdings, LLC, a high-growth food service packaging and supplies distribution company. Mr. Boyd also held the roles of general counsel and chief legal officer at C&S Wholesale Grocers from March 2009 to February 2018 and February 2018 to April 2019, respectively. Mr. Boyd has a J.D. degree from Duke University, M.B.A. degree from Babson College and a B.A. degree in history and psychology from Williams College.

Corey Dufresne, Chief Legal Officer and Secretary

Mr. Dufresne has served as our Chief Legal Officer and Secretary since January 2025. He served as our Senior Vice President, General Counsel and Secretary from June 2022 to December 2025 and our vice president and general counsel from November 2011 until June 2022. Prior to joining us, Mr. Dufresne served as vice president, general counsel and corporate secretary for Netezza Corporation from May 2009 to May 2011. Prior to his role at Netezza, he spent nine years at WilmerHale in Boston in the corporate law section and two years at Jones Walker in New Orleans. Mr. Dufresne has a B.A. degree in economics and political science from McGill University, a M.A. degree in comparative and international politics from the University of Cape Town and a J.D. degree from Tulane Law School.

Michael Dunn, Chief Customer Officer

Mr. Dunn has served as our Chief Customer Officer since February 2025, our Senior Vice President of Sales, Marketing and Product Strategy from January 2023 until February 2025 and our Vice President of Sales, Marketing and Product Strategy from May 2017 to January 2023. Prior to joining us, Mr. Dunn held the role of group vice president sales & marketing at Fortna Inc. from December 2008 to May 2017. Before that, Mr. Dunn was an early employee at Manhattan Associates, a global supply chain solutions provider, for 12 years. Mr. Dunn is a Council of Supply Chain Management Professionals member and holds a B.S. in mechanical engineering from Purdue University.

James Kuffner, Chief Technology Officer

Dr. Kuffner has served as our Chief Technology Officer since January 2025. From October 2023 until December 2024, he served as the senior fellow in charge of the Software Development Center of Toyota Motor Corporation, an automobile manufacturer. From June 2020 until June 2023, Dr. Kuffner also served as chief digital officer and a member of the board of directors of Toyota. From January 2021 until September 2023, Dr. Kuffner served as chief executive officer of Woven Planet Holdings, Inc., a wholly-owned subsidiary of Toyota focused on mobility innovation, which he co-founded. From April 2018 until March 2023, Dr. Kuffner served as an executive advisor to Toyota Research Institute, Inc., an organization seeking to create new capabilities in automated driving, where he formerly served as chief technology officer. From April 2018 to January 2021, Dr. Kuffner served as chief executive officer for Toyota Research Institute - Advanced Development, Inc. From January 2021 to June 2023, Dr. Kuffner served as a member of the board of directors of Joby Aviation (JOBY), a public electric aircraft company. He holds B.S., M.S. and Ph.D. degrees in computer science from Stanford University.

Izilda Martins, Chief Financial Officer and Treasurer

Ms. Martins has served as our Chief Financial Officer since August 2025. Ms. Martins was executive vice president and chief financial officer of Avis Budget Group, Inc., a global provider of mobility solutions, from January 2024 to June 2025. Prior to that, Ms. Martins held various strategic and financial roles with Avis and its predecessor entity, Cendant Corporation. She served as executive vice president, Americas from June 2020 to December 2023, after assuming the responsibilities associated with that role on an interim basis in January 2020. From May 2014 to December 2019, Ms. Martins served as senior vice president and chief financial officer, Americas and from November 2010 to May 2014, she served as senior vice president and chief accounting officer. She also held the position of vice president of tax from August 2006 to November 2010. Ms. Martins began her tenure at Cendant in November 2004 as director of tax planning and mergers & acquisitions. Prior to joining Cendant, she was associated with Deloitte for seven years. Ms. Martins earned a J.D. and B.S. in accounting from Seton Hall University. She has been a member of the board of directors and the chair of the audit committee of Southland Holdings, Inc. since February 2023.

11

Proposal No. 1 Election of Directors

Walter Odisho, Chief Manufacturing and Supply Chain Officer

Mr. Odisho has served as our Chief Manufacturing and Supply Chain Officer since October 2023 and was our Senior Vice President of Manufacturing from February 2023 until October 2023. Prior to joining Symbotic, Mr. Odisho served as vice president of operations fulfillment at Amazon.com, Inc. from April 2021 until February 2023. Prior to that, he was vice president of manufacturing, safety and quality for Boeing Commercial Airplanes from December 2013 to April 2021, where he led a global production system. Prior to Boeing, Mr. Odisho was vice president/general manager, manufacturing and operations at Toyota, where he spent over 24 years in senior manufacturing roles and led the company’s largest manufacturing facility across the globe. Mr. Odisho graduated from The Wharton School’s Toyota Executive Development, Business Administration and Management program and holds a B.S. in industrial technology – manufacturing automation from California State University, Fresno.

Miriam Ort, Chief Human Resources Officer

Ms. Ort has served as our Chief Human Resources Officer since November 2022. Ms. Ort also serves as the chief human resources officer of C&S Wholesale Grocers, a position she has held since December 2019. Prior to joining C&S Wholesale Grocers, Ms. Ort served from April 2017 to December 2019 as the senior vice president, human resources at Avis Budget Group, a global provider of mobility solutions. From September 2008 until April 2017, Ms. Ort served in a number of senior and executive human resources roles at PepsiCo, Inc., including serving as head of human resources – Pepsi Co UK & Ireland, from February 2015 to April 2017. Ms. Ort holds a Master's in human resources management from Rutgers University and a B.A. degree in English from Thomas Edison State University.

12

Proposal No. 2 Advisory (Non-Binding) Vote on Executive Compensation

PROPOSAL NO. 2

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), stockholders are being asked, on an advisory basis, to approve the compensation of our named executive officers. This vote, commonly known as a “say-on-pay” vote, is a non-binding vote on the compensation paid to our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion beginning on page 23 of this Proxy Statement.

Our executive compensation program is designed to attract, motivate and retain outstanding individuals, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and creation of stockholder value over the long term. Our executive compensation programs and objectives are described in detail under the heading “Compensation Discussion and Analysis” and the level of compensation paid to our named executive officers during the last three years is set out in the Summary Compensation Table and related information. The compensation committee believes that our executive compensation program is effective in achieving these objectives.

This advisory vote to approve named executive officer compensation is not binding on the board of directors. However, the board of directors values stockholders’ input and will take into account the result of the vote when determining future executive compensation arrangements.

Vote Required and Board of Directors’ Recommendation

The advisory vote on executive compensation requires the affirmative vote of a majority of the votes cast FOR this proposal. Votes that are abstained will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The Board of Directors recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

13

Proposal No. 3 Ratification of the Appointment of Grant Thornton LLP As Our Independent Registered Public Accounting Firm for the Fiscal Year Ending September 26, 2026

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 26, 2026

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 26, 2026. Grant Thornton LLP has served as our independent registered public accounting firm since 2021.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending September 26, 2026. Stockholder approval is not required to appoint Grant Thornton LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Grant Thornton LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Grant Thornton LLP. If the selection of Grant Thornton LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time.

A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if that representative desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Grant Thornton LLP for the audit of our consolidated financial statements and for other services provided during the fiscal years ended September 27, 2025 and September 28, 2024.

	Fiscal Year	Fiscal Year
Fee Category	2025	2024
Audit fees(1)	$4,708,323	$4,714,500
Audit-related fees(2)	395,099	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total Fees	$5,103,422	$4,714,500

(1)
Audit fees consist of fees for professional services rendered in connection with the audits of our annual financial statements, quarterly review of financial statements, and audit services provided in connection with other regulatory filings. Audit fees also include accounting consultations and research related to the annual audit.
(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit fees.” There were no audit-related fees for fiscal year 2024.
(3)
Tax fees consist of fees for tax compliance, tax advice and tax planning. There were no tax fees for fiscal years 2025 and 2024.
(4)
There were no other fees for fiscal years 2025 and 2024.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

No services were provided to us by Grant Thornton LLP other than in accordance with the pre-approval policies and procedures described above since the adoption of those policies and procedures in 2024.

14

Proposal No. 3 Ratification of the Appointment of Grant Thornton Llp As Our Independent Registered Public Accounting Firm for the Fiscal Year Ending September 26, 2026

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent public accountant. Votes that are abstained will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such non-votes by your broker, bank or other nominee will have no effect on the results of this vote.

The Board of Directors recommends voting “FOR” Proposal No. 3 to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 26, 2026.

15

Corporate Governance

CORPORATE GOVERNANCE

Board of Directors Composition

Our board of directors is currently comprised of nine members. Richard Cohen is the Chair. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to management. Our board of directors meets on a regular basis and additionally, as required. All directors are elected by the stockholders at each annual meeting to serve from the time of their election until the date of the annual meeting next following the annual meeting at which such director was elected, or until their earlier death, retirement, resignation, disqualification or removal.

Director Independence

Our board of directors has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of Nasdaq.

Our board of directors has determined that all members of the board of directors, except Richard Cohen, are independent directors, including for purposes of the rules and regulations of the SEC and Nasdaq. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Cohen is not an independent director under these rules because he is our Chief Executive Officer.

Board of Directors Leadership Structure

The board of directors reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the board of directors continues to monitor developments in corporate governance as well as the approaches our peers undertake.

The board of directors believes that it is important to retain the flexibility to allocate the responsibilities of the offices of chair and chief executive officer in any manner that it determines to be in our best interests at any point in time. Our Chair and our Chief Executive Officer are currently the same person, Richard Cohen. Our board of directors does not currently have a policy as to whether the role of chair and the chief executive officer should be separate. Our board of directors believes that we, and our stockholders, are best served by maintaining the flexibility to determine whether the chair and chief executive officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. If the chair is not an independent director, the nominating and corporate governance committee may designate an independent director to serve as lead director, who must be approved by the majority of the independent directors. A lead director has not been designated. However, the chair is free, as is the board of directors as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise.

The board of directors, including each of its committees, also has full and free access to any member of our management and the authority to retain independent advisors as the board of directors or such committee deems appropriate in accordance with our corporate governance guidelines. In addition, all members of the audit committee, the compensation committee and the nominating and corporate governance committee are independent directors, and the committee chairs have authority to hold executive sessions without management and non-independent directors present.

Pursuant to the Walmart Commercial Agreement (as defined below), for so long as Walmart owns greater than five percent of our fully diluted equity interests, it will have the right to confidentially recommend to the nominating and corporate governance committee an individual for nomination to our board of directors. The individual designated by Walmart must qualify as an “independent director” under NASDAQ listing standards, Rule 10A-3 of the Exchange Act (as defined below) and other independence criteria and requirements in the Walmart Commercial Agreement. See “Certain Relationships and Related Party Transactions—Walmart” for a discussion of the Walmart Commercial Agreement.

16

Corporate Governance

Additionally, pursuant to our Investment and Subscription Agreement with Walmart and subject to Walmart’s continued beneficial ownership of specified amounts of our common stock, Walmart is entitled to designate a Walmart employee of a certain seniority level to attend all meetings of our board of directors in a nonvoting observer capacity. Subject to the limitations in the Investment and Subscription Agreement, a designated Walmart employee has attended meetings of our board of directors from time to time in a nonvoting observer capacity. The Walmart Commercial Agreement will extend this right through the later of (a) the term of the Investment and Subscription Agreement and (b) the date that Walmart no longer has the right to recommend an individual for election to our board of directors pursuant to the Walmart Commercial Agreement.

As discussed further under “Certain Relationships and Related Party Transactions—Board Observer Agreements,” we entered into a series of Board Observer Agreements to permit, subject to the terms and conditions thereof, Jill Cohen, Perry Cohen and Rachel Kanter to attend and observe meetings of the board of directors in a nonvoting observer capacity. We may terminate each agreement at any time with or without cause.

Board of Directors Diversity

Although the board of directors does not have a formal policy regarding diversity and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, background and perspectives informed by personnel and professional experience, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches. The nominating and corporate governance committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the board of directors. Nominees are not discriminated against based on race, color, religion, sex, ancestry, national origin, sexual orientation, disability or any other basis prescribed by law. The nominating and corporate governance committee assesses the effectiveness of this approach as part of its review of the board of directors’ composition as well as in the course of the board of directors’ and nominating and corporate governance committee’s self-evaluation.

As we pursue future board of directors’ recruitment efforts, our nominating and corporate governance committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the board of directors in accordance with the Criteria for Nomination as a Director attached as Attachment A to our Corporate Governance Guidelines.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our investor relations website, available at ir.symbotic.com. The information on our website is not deemed to be incorporated in, or to be part of, this proxy statement.

The table below shows membership as of January 16, 2026 for each of the standing committees of our board of directors.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Charles Kane*	Todd Krasnow*	Merline Saintil*
Eric Branderiz	Daniela Rus	Rollin Ford
Rollin Ford	Merline Saintil	Vikas Parekh
Andrew Ross

* Denotes committee chair

17

Corporate Governance

Audit Committee

Our audit committee is responsible for, among other things:

•
appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•
discussing with our independent registered public accounting firm their independence from management;
•
reviewing with our independent registered public accounting firm the scope and results of their audit;
•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•
overseeing the activities and organization of our internal audit function, reviewing the effectiveness of the internal audit function and reviewing internal audit reports;
•
overseeing the financial reporting process and discussing with management, internal auditors and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•
reviewing our policies on risk assessment and risk management;
•
reviewing related person transactions; and
•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our audit committee currently consists of Charles Kane, Eric Branderiz and Rollin Ford, with Charles Kane serving as chair. Mr. Branderiz replaced Mr. Parekh on the audit committee in November 2025. Rule 10A-3 of the Exchange Act and NASDAQ rules require that our audit committee be composed entirely of independent members. Our board of directors has affirmatively determined that each member of our audit committee meets the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and NASDAQ rules. Each member of our audit committee also meets the financial literacy requirements of NASDAQ listing standards. In addition, our board of directors has determined that Charles Kane qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our board of directors has adopted a written charter for the audit committee, which is available on our corporate website. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement. During the fiscal year ended September 27, 2025, the audit committee met thirteen times.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Our compensation committee is responsible for, among other things:

•
reviewing and approving, or recommending for approval by our board of directors, the compensation of our Chief Executive Officer and other executive officers;
•
reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans, policies and programs and administering equity-based plans;
•
reviewing and making recommendations to our board of directors relating to management succession planning, including for our Chief Executive Officer;
•
making recommendations to our board of directors regarding the compensation of our directors;
•
retaining compensation consultants for the committee and overseeing those compensation consultants; and
•
reviewing our strategies related to human capital management and reviewing and discussing with management our strategies in support of an inclusive and diverse company culture.

18

Corporate Governance

Our compensation committee currently consists of Todd Krasnow, Daniela Rus and Merline Saintil, with Todd Krasnow serving as chair. Our board of directors has affirmatively determined that each member of our compensation committee meets the definition of “independent director” for purposes of serving on the compensation committee under NASDAQ rules and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our board of directors has adopted a written charter for the compensation committee, which is available on our corporate website. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement. During the fiscal year ended September 27, 2025, the compensation committee met five times.

The compensation committee charter grants the compensation committee sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other advisor, including the authority to approve the consultant’s reasonable compensation. The compensation committee may select such advisors, or receive advice from any other advisor, only after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by NASDAQ rules. Additionally, under the compensation committee charter, the compensation committee may form and delegate its authority to one or more subcommittees as it deems appropriate from time to time under the circumstances, including a subcommittee consisting of a single member and a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act and the regulations thereunder, as amended.

The compensation committee consults with members of our management team, including our Chief Executive Officer and our Chief Human Resources Officer, when making compensation decisions. Our Chief Executive Officer and Chief Human Resources Officer work closely with the compensation committee and provide the compensation committee with performance assessments and compensation recommendations for each executive officer (other than our Chief Executive Officer), based on each executive officer’s level of performance and corporate performance. While the compensation committee considers the recommendations of our Chief Executive Officer and Chief Human Resources Officer, the compensation committee ultimately uses its own business judgment and experience in approving, or making recommendations to the board of directors where applicable, individual compensation elements and the amount of each element for our executive officers. Our Chief Executive Officer and Chief Human Resources Officer recuse themselves from all determinations regarding their own compensation.

The compensation of our executive officers will be reviewed at least annually by our compensation committee and will be informed by the recommendations of our Chief Executive Officer and Chief Human Resources Officer. Our compensation committee will then evaluate and determine any recommended compensation adjustments or awards to our executive officers or make recommendations to the board of directors for final determination.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for, among other things:

•
identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;
•
recommending to our board of directors the directors to be appointed to each committee of our board of directors and periodically reviewing and making recommendations to our board of directors for changes or rotations of committee members, the creation of additional committees, changes in committee charters or the dissolution of committees;
•
developing and recommending to our board of directors a set of corporate governance guidelines;
•
periodically reviewing our board of directors’ leadership structure and recommending any proposed changes to our board of directors;
•
overseeing an annual evaluation of the effectiveness of our board of directors and its committees; and
•
reviewing and making recommendations to our board of directors relating to management succession planning, including for our Chief Executive Officer.

Our nominating and corporate governance committee currently consists of Merline Saintil, Rollin Ford, Vikas Parekh, and Andrew Ross with Merline Saintil serving as chair. Mr. Ross joined this committee in November 2025. Our board of directors has affirmatively determined that each member of our nominating and corporate governance committee meets the definition of “independent director” under NASDAQ rules. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our corporate website. The information on

19

Corporate Governance

any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement. During the fiscal year ended September 27, 2025, the nominating and corporate governance committee met three times.

Identifying and Evaluating Director Nominees

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year. Our nominating and corporate governance committee is responsible for recommending to the board the directors nominees for election at each annual meeting.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

In making such recommendations, the nominating and corporate governance committee also considers candidates proposed by stockholders. The nominating and corporate governance committee reviews and evaluates information available to it regarding candidates proposed by stockholders and applies the same criteria, and follows substantially the same process in considering them, as it does in considering other candidates.

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors and as set forth in the Criteria for Nomination as a Director attached as Attachment A to our Corporate Governance Guidelines and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to members of the board of directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

•
Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
•
Nominees should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.
•
Nominees should have a commitment to understand us and our industry and to regularly attend and participate in meetings of the board of directors and its committees.
•
Nominees should have the interest and ability to understand the sometimes-conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
•
Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all our stockholders and to fulfill the responsibilities of a director.

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Corporate Governance

•
The diversity of viewpoints, background and experience on the board of directors should be valued. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary or our chief executive officer at 200 Research Drive, Wilmington, MA 01887 no later than the close of business on the 120th day prior to the one-year anniversary of the date on which our proxy statement was released to stockholders in connection with the previous year’s annual meeting and should include the appropriate biographical and background material and other requirements outlined in our Criteria for Nomination as a Director. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting. See “Stockholder Proposals” for a discussion of submitting stockholder proposals and nominees.

Board of Directors and Committee Meetings Attendance

The full board of directors met seven times during fiscal year 2025. During fiscal year 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served) except for Mr. Ross. Mr. Ross joined the Board in August 2025, and his absences related to scheduling conflicts with the 2025 Board calendar due to prior commitments.

Director Attendance at Annual Meeting

Currently, we do not maintain a formal policy regarding director attendance at the annual meeting, however directors are encouraged to attend the Annual Meeting to the extent practicable. All of our then-current directors attended the Annual Meeting.

Insider Trading Arrangements and Policies

We have adopted an Insider Trading Policy, which governs the purchase, sale and other dispositions of our securities by employees, officers, directors, independent contractors, consultants and other Covered Persons (as defined in the Insider Trading Policy). The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to us. Under the Insider Trading Policy, our Covered Persons are prohibited from purchasing, selling, gifting or otherwise trading any of our securities while in possession of material non-public information concerning us or our securities, except in the limited circumstances described in the policy. Additionally, our Covered Persons are prohibited from engaging in (i) short sales of our securities, (ii) transactions in puts, calls or other derivative securities with respect to our securities, (iii) hedging transactions with respect to our securities, (iv) purchasing our securities on margin, and (v) pledging our securities as collateral for a loan.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that will apply to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code can be found at ir.symbotic.com/corporate-governance/documents-charters under the link “Code of Business Conduct and Ethics.” In addition, we intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the code of business conduct and ethics. The information on any of our websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

Role of Board of Directors in Risk Oversight

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to the implementation of our business model, our ability to compete in the markets we serve, our ability to raise financing in the future, potential cyber-attacks and intrusions and the protection of our intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk

21

Corporate Governance

oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. Our audit committee is also responsible for discussing our policies with respect to risk assessment and risk management.

Communication with Our Directors

Any interested party with concerns about us may report such concerns to the board of directors or the chair and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Symbotic Inc.
200 Research Drive
Wilmington, Massachusetts 01887

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 1-844-246-9965.

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This Compensation Discussion and Analysis, or the CD&A, explains our executive compensation program for our named executive officers, or NEOs, listed below. This CD&A also describes the process our compensation committee (“Compensation Committee”) of our board of directors (“Board”) undertakes for making pay decisions, as well as its rationale for specific decisions related to the fiscal year ended September 27, 2025. For fiscal year 2025, our NEOs were:

Richard B. Cohen

Chairman of the Board of Directors and Chief Executive Officer

Izzy Martins

Chief Financial Officer

Michael Dunn

Chief Customer Officer

James Kuffner

Chief Technology Officer

Walt Odisho

Chief Manufacturing & Supply Chain Officer

Carol Hibbard served as our Chief Financial Officer until August 8, 2025, and is therefore also an NEO for fiscal year 2025.

Compensation Discussion and Analysis

EXECUTIVE COMPENSATION

23	COMPENSATION DISCUSSION AND ANALYSIS
	24	Executive Summary
	28	Fiscal Year 2025 Executive Compensation Program
	34	Compensation Determination Process, Governance, Policies and Arrangements

39	EXECUTIVE COMPENSATION TABLES
	39	Summary Compensation Table
	40	Fiscal Year 2025 Grants of Plan-Based Awards
	41	Fiscal Year 2025 Outstanding Equity Awards at Fiscal Year End
	42	Fiscal Year 2025 Stock Vested
	42	Potential Payments Upon a Termination or a Change in Control
	44	Pay vs Performance Disclosure
	48	Equity Compensation Plan Information

23

Compensation Discussion and Analysis

Executive Summary

Fiscal Year 2025 Business Highlights

Our fiscal year 2025 results were driven by a significant increase in system deployments from fiscal year 2024. The following provides the key financial and operational highlights for fiscal year 2025.

2025 Fiscal Year Pay and Performance Snapshot

We demonstrated strong growth and execution on strategic initiatives during fiscal year 2025 - including the development and launch of our next-generation storage structure, the implementation of transformational new battery technology from Nyobolt, and the acquisition of Walmart’s Advanced Systems and Robotics business - which are reflected in our incentive pay for the year.

24

Compensation Discussion and Analysis

Other Compensation Highlights

CEO Compensation

Mr. Cohen did not receive any cash or equity compensation from us for his services as our Chairman or as our President and CEO for fiscal year 2025. Our CEO has chosen not to receive a base salary and does not receive any bonus payments, equity awards, or other incentive compensation.

Leadership Changes and Related Compensation

In January 2025, Dr. James Kuffner joined Symbotic as our Chief Technology Officer. Dr. Kuffner’s base salary is $800,000, and he is eligible for an annual performance bonus target of 100% of his base salary under our annual cash bonus program. Dr. Kuffner also received a sign-on cash bonus of $50,000 in recognition of acting in an advisory role from October to December of 2024. Dr. Kuffner also received an initial equity award comprised of restricted stock units and performance stock units with an aggregate target value of $18,000,000 to induce him to join us as well as an additional restricted stock unit award with a target value of $3,000,000 to make him whole for cash-based awards forfeited from his prior employer. In granting Dr. Kuffner’s awards, the Compensation Committee considered Dr. Kuffner’s more than 30 years of leadership in robotics at Toyota, Google and Carnegie Mellon’s Robotics institute, which will be instrumental to our next phase of innovative growth, and the value his experience commands in the competitive market for such talent. Dr. Kuffner possesses visionary research and development leadership, including authorship of more than 125 publications and 40 patents in 3D graphics, robotics and autonomous vehicles, and co-invented the Rapidly Exploring Random Tree algorithm for robot motion planning. Two-thirds of the initial equity award will be in the form of a restricted stock unit award that will vest over three years, with the first one-third vesting on the one-year anniversary of the grant date, and the remaining portion vesting in eight equal quarterly installments thereafter. The remaining one-third of the equity awards will be in the form of a performance stock unit award that will vest, subject to Dr. Kuffner’s continued employment with us and based on the level of achievement of applicable performance conditions, in our fiscal year 2028. The make-whole restricted stock unit award will vest over three years, with the first one-third vesting on the one-year anniversary of the grant date, and the remaining portion vesting in eight equal quarterly installments thereafter. For fiscal year 2025, Dr. Kuffner’s annual long-term incentive equity award was $6,000,000.

In August 2025, Izilda “Izzy” Martins joined Symbotic as our Chief Financial Officer. Ms. Martins’s base salary is $650,000, and she is eligible for an annual performance bonus target of 75% of her base salary under our annual cash bonus program for fiscal year 2025, and 100% of base salary for fiscal year 2026. Ms. Martins also received a sign-on cash bonus of $500,000 to compensate her for near-term cash compensation she forfeited from her prior employer, half of which was paid after one month of employment and the other half of which will be paid after one year of employment. The sign-on cash bonus is subject to repayment if Ms. Martins’s employment is terminated by us for cause (as defined in her offer letter) or by Ms. Martins without good reason (as defined in the offer letter) within two years of her start date. Ms. Martins also received an equity award comprised of restricted stock units and performance stock units with an aggregate target value of $12,000,000. The size of Ms. Martins’ award was based on her track record of strategic financial leadership and deep operational experience spanning more than 20 years, most recently as the Chief Financial Officer of Avis Budget Group, and designed to make her whole for equity awards forfeited from her prior employer as well as to induce her to join us. Two-thirds of the equity award will be in the form of restricted stock units that will vest over three years, with the first one-third vesting on the one-year anniversary of the grant date, and the remaining portion vesting in eight equal quarterly installments thereafter. The remaining one-third of the equity award will be in the form of performance stock units that will vest, subject to Ms. Martins’ continued employment with us and based on the level of achievement of applicable performance conditions, in our fiscal year 2028. Ms. Martins is also eligible to receive up to $6,000 per month for up to one year of temporary housing. For fiscal year 2026, Ms. Martin’s annual long-term incentive award is expected to be approximately $4 million.

In connection with Ms. Martins’ appointment, Ms. Hibbard, our former Chief Financial Officer, ceased serving as chief financial officer on August 8, 2025, and transitioned to the role of Senior Vice President to assist with transition matters through January 1, 2026, when her employment with us terminated. She will continue to serve as our consultant through March 31, 2026. Ms. Hibbard continued to receive her salary and benefits through January 1, 2026, and her outstanding equity awards remained outstanding and eligible to vest in accordance with their terms.

In connection with her separation, Ms. Hibbard entered into a transition agreement and executed a release of claims with us. Pursuant to the transition agreement, she will receive: (1) in accordance with the terms of her offer letter, an aggregate severance payment of $600,000, payable over 12 months, (2) continued vesting through March 31, 2026 of her

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Compensation Discussion and Analysis

restricted stock units, (3) in accordance with the terms of her offer letter, continuation of group medical insurance coverage subsidized by us through January 1, 2027 and (4) $510,000 as her annual cash incentive bonus for fiscal year 2025.

WHAT GUIDES OUR PROGRAM

The objectives of our executive compensation program are to provide a total compensation package to each NEO that enables us to attract, motivate and retain outstanding individuals, and encourage individual and collective contributions by rewarding NEOs for performance that results in the successful execution of our short- and long-term business strategies. Accordingly, our program design is underpinned by performance metrics across both short- and long-term incentives, and heavily oriented towards long-term equity awards. In fiscal year 2025, the annual grants for senior executives were made in late January 2025 and were comprised of 67% RSUs and 33% PSUs.

Our executive compensation program has three primary elements: base salary, annual cash incentives, and long-term equity incentives. Each of these compensation elements serves a specific purpose in our compensation strategy.

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Compensation Discussion and Analysis

Base Salary (Cash)	10%	N/A			Competitive rate relative to an executive’s experience, role and responsibility, as well as similar positions in the market; enables us to attract and retain critical executive talent.
Short-Term Incentives (Cash)	9%	Adjusted EBITDA(2) Net Revenue Customer Experience Individual Performance +/-20% Modifier			Reward for delivering on annual financial and strategic objectives that contribute to the creation of stockholder value.
Long-Term Incentives	PSUs 27%	Three-Year PSUs FY25 – FY27			Provide incentives for executives to execute on longer-term financial goals that drive the creation of stockholder value and support our retention strategy.
(Equity)
		70%	Cumulative Revenue (3)	Cumulative Adjusted Free Cash Flow (4)
		One-Year PSUs FY25

		30%	Revenue	Adjusted Free Cash Flow (5)
	RSUs 55%

Stock Price Appreciation

Generally, vests over three-year period with 1/3 cliff vesting on first anniversary of grant date and remaining vesting in eight equal quarterly installments, subject to continued employment

(1)
The pay mix calculation reflects the annual base salary, annual target bonus, and annual long-term incentive opportunities applicable to all continuing NEOs other than our CEO, who did not receive any cash or equity compensation during fiscal year 2025 (Ms. Martins, Dr. Kuffner and Messrs. Dunn and Odisho). Percentages may not total 100% due to rounding.
(2)
“Adjusted EBITDA” (earnings before interest, taxes, depreciation and amortization) is a non-GAAP measure used in our short-term incentive program, which is defined and reconciled to the underlying GAAP measure in our Annual Report on Form 10-K for the 2025 fiscal year (“10-K”).

27

Compensation Discussion and Analysis

(3)
“Cumulative Revenue” is a non-GAAP measure used in our long-term incentive program. We define it as total revenue over a three-year period.
(4)
“Cumulative Adjusted Free Cash Flow” is a non-GAAP measure used in our long-term incentive program. We define it as “Adjusted Free Cash Flow” over a three-year period.
(5)
“Adjusted Free Cash Flow” is a non-GAAP measure used in our long-term incentive program. We define it as “Adjusted EBITDA” less purchases of property and equipment and capitalization of internal use software development costs.

Consideration of our Most Recent Say-on-Pay Vote

At our 2025 annual meeting, over 99% of votes cast voted in favor of our “Say-on-Pay” proposal. These vote results indicated strong support for our compensation program and informed our decision to maintain a consistent executive compensation design.

FISCAL YEAR 2025 EXECUTIVE COMPENSATION PROGRAM

Base Salary

For fiscal year 2025, and consistent with historic practice, Mr. Cohen chose not to receive any cash or equity compensation from us for his services as our Chairman or as our President and CEO. Annual base salary rates for the NEOs as of the end of fiscal year 2025 were as follows:

Name	Fiscal Year 2025 Base Salary
Richard B. Cohen	—
Izzy Martins	$650,000
Carol Hibbard	$600,000
James Kuffner	$800,000
Michael Dunn	$450,000
Walter Odisho (1)	$475,000

1.
Mr. Odisho received a base pay increase of $25,000 (5.6%) in December 2024.

Short-Term Incentives

Annual cash bonuses are paid to align NEO compensation with performance for the fiscal year and are paid under our short-term incentive program (“STIP”). Target annual bonus opportunities are expressed as a percentage of base salary and were established by the NEO’s level of responsibility and their ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts.

Historically, actual payouts have depended on the achievement of pre-determined financial performance objectives and the advancement of strategic priorities established at the beginning of the fiscal year. However, the significant uncertainty our business faced at the outset of fiscal year 2025 precluded the Compensation Committee from establishing pre-determined goals at the beginning of the performance period. Instead, the Compensation Committee selected performance measures at the outset of fiscal year 2025, consistent with prior years, but used its informed judgment to evaluate performance against these measures taking into consideration the dynamic market conditions throughout fiscal year 2025 and structured discretion to ultimately determine pay outcomes for the year.

28

Compensation Discussion and Analysis

Fiscal Year 2025 Performance Measures. The annual cash bonuses are designed to align executive compensation with our strategic priorities by balancing financial growth, operational efficiency, and long-term customer satisfaction. For fiscal year 2025, our performance for purposes of determining annual cash bonuses was measured using a combination of financial and non-financial metrics as follows:

Performance Metric	Weight	Rationale
Adjusted EBITDA (1)	50%	Underscores critical focus on profitability and efficient management of operational costs, ensuring executives are rewarded for delivering sustainable earnings
Net Revenue	30%	Reflects importance of driving top-line expansion as key measure of business momentum
Customer Experience	20%	Highlights our commitment to fostering long-term relationships and satisfaction, which are essential for future growth and brand loyalty

(1)
Adjusted EBITDA is a non-GAAP measure as defined in our 10-K. Please refer to it for the reconciliation to GAAP and for the reasons why management believes this non-GAAP financial measure provides useful information to investors about our operating performance and profitability.

This balanced approach ensures that the NEOs are incentivized to drive both short-term financial results and long-term customer-centric strategies, aligning their goals with our overall success. The chart below shows the fiscal year 2025 performance against each measure.

Performance Metric (1)	Weight	Actual Result	Funded Amount
Adjusted EBITDA	50%	$148 M	100% of Target
Net Revenue	30%	$2,247 M
Customer Experience	20%	Met expectations

(1)
In assessing corporate Adjusted EBITDA and Net Revenue performance, the Compensation Committee considered fiscal year 2025 actual results relative to minimum performance expectations for each measure of $123 million and $2,005 million, respectively. The Compensation Committee’s customer experience evaluation reflects a balanced consideration of key performance factors throughout the fiscal year and our strategic focus on maintaining strong relationships with existing customers while effectively engaging new ones during a dynamic period for our industry.

The STIP also includes an individual performance modifier that may be applied at the Compensation Committee’s discretion. The Compensation Committee may decide to adjust each NEO’s STIP payout upward or downward by applying a multiplier of plus or minus 20% against the initially-calculated payout based on the financial and non-financial results. A multiplier of 100% is equivalent to no adjustment to the initially-calculated payout. For fiscal year 2025, the Compensation Committee determined individual performance modifications as reflected in the table below.

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Compensation Discussion and Analysis

Fiscal Year 2025 Annual Cash Bonus Payouts. Based on the performance results outlined above, the following table lists the actual bonuses paid to each of the NEOs for fiscal year 2025 (and paid in fiscal year 2026):

Name	Bonus Target (% of Base Salary)	Bonus Target ($)	Actual Award Payout ($)	Actual Award (as a % of Target)
Richard B. Cohen (1)	—	—	—	—
Izzy Martins (2)	75%	$650,000	$487,500	100%
Carol Hibbard	85%	$510,000	$510,000	100%
James Kuffner (3)	100%	$628,462	$565,616	90%
Michael Dunn	100%	$450,000	$405,000	90%
Walter Odisho (4)	60%	$280,961	$309,058	110%

(1)
Mr. Cohen did not receive any cash or equity compensation from us for his services as our Chairman, President or CEO for fiscal year 2025.
(2)
Ms. Martins’ fiscal year 2025 target bonus was based on her annualized base salary in accordance with the terms of her offer letter.
(3)
Dr. Kuffner’s base salary reflects pro-ration relative to his start date. His target bonus for fiscal year 2025 was based on his pro-rated fiscal year 2025 salary and his $50,000 sign-on bonus in accordance with the terms of his offer letter.
(4)
Mr. Odisho’s base salary and target bonus reflects pro-ration of salary in effect during the year due to his fiscal year 2025 salary increase effective December 29, 2024.

Long-Term Equity Incentives

Long-term equity incentives are designed to recognize the performance of our executives who drive the development and execution of our long-term business strategies and goals. These awards are designed to further align executives’ interests with those of our stockholders, reward executives for stockholder value creation, maintain the competitiveness of our total compensation packages, foster executive stock ownership, and promote retention. We grant long-term incentive awards in the form of equity pursuant to the 2022 Omnibus Incentive Compensation Plan (“Plan”). For fiscal year 2025, the equity awards granted were delivered in two forms, as described below:

PSUs	Vest on date Compensation Committee determines performance-vesting conditions of PSUs are met, subject to continued employment.
RSUs

Vest over three-year period, with one-third cliff vesting on first anniversary of grant date and remaining portion vesting over next two years in eight equal quarterly installments, subject to continued employment.

In fiscal year 2025, the annual equity grants were made to our NEOs in January 2025 (except for Ms. Martins and Dr. Kuffner) and were a mix of 33% PSUs and 67% RSUs. Dr. Kuffner’s fiscal year 2025 award included one-time, new hire (approximately $3,000,000) compensation to induce him to join us as our Chief Technology Officer and make him whole for compensation forfeited from his prior employer. In establishing Dr. Kuffner’s award, the Compensation Committee considered Dr. Kuffner’s extensive experience, expected contributions to our next phase of innovative growth, and the value his experience commands in the competitive market for such talent.

In lieu of an annual equity award, Ms. Martins received a one-time, new-hire award in July 2025 upon her appointment as our Chief Financial Officer. The size of Ms. Martins’ award was designed to make her whole for equity awards forfeited from her prior employer approximating $4.7 million, as well as to induce her to join us. Her award was granted using a mix of 33% PSUs and 67% RSUs and is subject to the same performance and vesting conditions as the fiscal year 2025 PSUs and RSUs granted to our other NEOs. See “Leadership Changes and Related Compensation” above for additional information regarding Ms. Martins’ and Dr. Kuffner’s new hire compensation.

Target Long-Term Equity Incentive Award Grants

The actual number of PSUs and RSUs granted in fiscal year 2025 was determined considering the factors outlined in “Executive Compensation Decision-Making Process” below and calculated by dividing the target award value by the

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Compensation Discussion and Analysis

20-trading day average of our closing stock price ending on the day prior to the date of grant. The table below shows the target PSUs and RSUs awarded for fiscal year 2025 for each of the NEOs:

Name	Target Award Value ($) (2)	PSUs (at Target)	RSUs (1)
		# of Units	# of Units
Richard B. Cohen (3)	—	—	—
Izzy Martins (4)	12,000,000	88,710	177,421
Carol Hibbard	4,000,000	50,278	100,554
James Kuffner (5)	27,000,000	291,892	692,025
Michael Dunn (6)	6,800,000	81,490	162,984
Walter Odisho	3,500,000	43,992	87,986

(1)
RSUs vest over three-year period, with one-third vesting on first anniversary of grant date and remaining portion of vesting over next two years in eight equal quarterly installments, subject to continued employment.
(2)
As noted above, target values are converted to number of shares using 20-day trading average of our closing stock price ending on the day prior to grant. Therefore, amounts reported differ from the grant date fair values reported in Summary Compensation Table in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). See Note 21 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year 2025 for assumptions used to calculate our stock awards.
(3)
Mr. Cohen did not receive any cash or equity compensation from us for his services as our Chairman, President and CEO for fiscal year 2025.
(4)
Represents one-time, new-hire equity award granted in lieu of annual equity award upon Ms. Martins’ appointment as our Chief Financial Officer.
(5)
Represents one-time, new-hire equity awards granted upon Dr. Kuffner’s appointment as our Chief Technology Officer and his annual award for fiscal year 2025.
(6)
Represents Mr. Dunn’s annual award for fiscal year 2025 as well as a one-time award in recognition of his appointment as Chief Customer Officer. Both awards follow the vesting schedule and RSU/PSU split of annual award program.

PSU Performance Metrics

For fiscal years 2023, 2024 and 2025, the performance goals for the PSUs were based on the achievement of Revenue and Adjusted Free Cash Flow targets. We use Revenue and Adjusted Free Cash Flow because they are key indicators of our ability to drive sustainable growth and effectively manage cash generation. Revenue reflects our capacity to expand market share and increase top-line performance, while Adjusted Free Cash Flow ensures we are focused on operational efficiency and generating sufficient cash to support strategic initiatives, reduce debt, and return value to stockholders. These metrics align with our commitment to delivering long-term stockholder value by balancing growth with financial discipline. PSUs are also designed to balance long-term value creation with an immediate focus on delivering key financial results, ensuring alignment with both near-term objectives and our sustained growth strategy as follows:

PSU Weight	Performance Metrics	Weight	Performance Period	Award Payout
	Cumulative Revenue (1)		FY25 – FY27	Any awards earned will vest after end of three-year period
Cumulative Adjusted Free Cash Flow (2)
	Revenue		FY25	Any awards earned will vest on third anniversary of grant date
Adjusted Free Cash Flow (3)

(1)
We define “Cumulative Revenue” as total revenue over a three-year period.

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Compensation Discussion and Analysis

(2)
We define “Cumulative Adjusted Free Cash Flow” as “Adjusted Free Cash Flow” over a three-year period.
(3)
“Adjusted Free Cash Flow” is not prepared in accordance with GAAP. We define it as “Adjusted EBITDA” less purchases of property and equipment and capitalization of internal use software development costs.

PSUs Earned for Fiscal Year 2025

Based on the results, the Compensation Committee determined that 92% of the target PSUs for the fiscal year 2025 portion of the 2025-2027 award (weighted 30%) were earned for the performance cycle. These PSUs will vest as settled in shares of our common stock on the third anniversary of the grant date. The chart below shows the performance goals set for Revenue and Adjusted Free Cash Flow, as well as actual results.

	2025-2027 PSUs(1)
Performance Metric	Threshold 50%	Target 100%	Maximum 150%	Payout Level % (2)	Funded Amount

Revenue (50% weight)				123%
					92%

Adjusted Free Cash Flow(3) (50% weight)				62%

(1)
Reflects goals established for the first performance period of 2025-2027 fiscal years. We do not prospectively disclose goals for the cumulative 2025-2027 fiscal years performance period due to competitive harm concerns but will do so retroactively following conclusion of the performance period.
(2)
Actual percent of target achieved is calculated based on straight-line interpolation between incremental goal levels established between threshold and target and target and maximum.
(3)
“Adjusted Free Cash Flow” is a non-GAAP measure. We define it as “Adjusted EBITDA” less purchases of property and equipment and capitalization of internal use software development costs.

As a result, the NEOs earned the following PSUs for the fiscal year 2025 portion of the 2025-2027 fiscal years PSU award:

Name	30% of Target PSUs Granted	Actual PSUs Earned (2)
Richard B. Cohen (1)	—	—
Izzy Martins	26,613	24,604
Carol Hibbard	15,083	13,944
James Kuffner	87,568	80,959
Michael Dunn	24,447	22,599
Walter Odisho	13,198	12,200

(1)
Mr. Cohen did not receive any cash or equity compensation from us for his services as our Chairman, President and CEO for fiscal year 2025.
(2)
Earned PSUs do not vest until completion of full 3-year performance period.

32

2023-2025 PSUs

For the previously granted fiscal years 2023-2025 PSUs awards, the actual results for the three-year measurement period portion of the award (70%) are set forth in the chart below. These PSUs vested and settled in shares of our common stock on January 12, 2026.

Performance Metric	Threshold 50%	Target 100%	Maximum 150%	Funded Amount	Total Earned
2023 One-Year PSUs (30%)

Revenue (50% weight)				135%
					67.5%

Adjusted Free Cash Flow (50% weight)				0%

2023 Three-Year PSUs (70%)

Revenue (50% weight)				0%
					0%

Adjusted Free Cash Flow (50% weight)				0%

					20.25%

Compensation Discussion and Analysis

Other Benefits and Perquisites

The NEOs participate in employee benefits programs available to our employees generally, including a 401(k) plan and health and welfare programs. Pursuant to Symbotic LLC’s 401(k) plan, we match 100% of each dollar contributed by a participant up to the first 3% of eligible compensation and 50% of each dollar contributed by a participant above 3% and up to the first 5% of eligible compensation, subject to limits under the Internal Revenue Code.

NEOs may participate in our 2022 Employee Stock Purchase Plan (“ESPP”), along with our other employees.

Executive Housing

In limited cases, we may provide temporary housing to certain executives to enable closer proximity to key customers or business locations, where such arrangements are expected to support operational effectiveness and business outcomes. These arrangements are not intended to be a recurring element of executive compensation.

Personal Use of Aircraft

Limited personal use of chartered aircraft by certain executives may be permitted where approved and based on availability and scheduling considerations. Any personal use is disclosed as a perquisite and valued based on the aggregate incremental cost to us, consistent with SEC requirements. Incremental cost consists of flight-specific charges attributable to

33

Compensation Discussion and Analysis

the travel and excludes fixed or annual membership fees that are not attributable to any particular flight. Flight-specific costs include flight hours charged, fuel surcharges, federal excise taxes and any carbon emission offset charges tied to the flight.

COMPENSATION DETERMINATION PROCESS, GOVERNANCE, POLICIES AND ARRANGEMENTS

Compensation Practices and Policies

The following practices and policies within our program promote sound compensation governance and are in the best interests of our stockholders and executives:

What We Do	What We Don’t Do
Emphasize variable pay over fixed pay, with significant portion of pay outcomes tied to our financial results and stock performance	No gross ups for section 280G-related excise taxes
Conduct an annual review of peer group used for executive compensation comparisons	No hedging or pledging of our stock
Maintain clawback policy	No pension or supplemental executive retirement plans
Provide for “double-trigger” equity award vesting and severance benefits upon change in control	No incentive programs that create risks reasonably likely to have material adverse impact on us
Use independent compensation consultant

Executive Compensation Decision-Making Process

The Role of the Board and the Compensation Committee. The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-employee members of the Board. The Compensation Committee works very closely with its independent compensation consultant and management to examine the effectiveness of our executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in its charter, which may be accessed at our website at www.symbotic.com by selecting “Investors” and then “Corporate Governance.” The Compensation Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the independent members of the full Board, based upon recommendations of the Compensation Committee. As noted above, our CEO has chosen not to receive a base salary and does not receive any bonus payments, equity awards, or other incentive compensation.

The Role of Management. Members of our management team regularly attend Compensation Committee meetings where executive compensation, individual and Symbotic performance, and competitive compensation practices are evaluated. While the management team provides valuable insights and transparency into these discussions, only Compensation Committee members hold voting power over decisions regarding NEO compensation.

The Role of the CEO. The CEO provides his recommendations on the compensation of other NEOs to the Compensation Committee, ensuring management input and oversight. However, all decisions regarding NEO compensation are made by the Compensation Committee. Although Mr. Cohen did not receive in fiscal year 2025 any compensation for his services as our Chairman, CEO and President, the CEO would excluded from any discussions about his own compensation, ensuring complete independence. Final determinations regarding the CEO’s compensation would be made solely by the independent members of the Board, ensuring complete independence.

The Role of the Independent Compensation Consultant. The Compensation Committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to the authority granted to it under its charter, the Compensation Committee

34

Compensation Discussion and Analysis

hired Pearl Meyer & Partners, LLC, or Pearl Meyer, as its independent compensation consultant with respect to our fiscal year 2025 compensation program. Pearl Meyer reported directly to the Compensation Committee. For guidance with respect to our fiscal year 2026 compensation program, the Compensation Committee retained Compensia, Inc. as its independent compensation consultant. The Compensation Committee conducted an independence assessment of Pearl Meyer and Compensia in accordance with SEC rules.

Factors Considered in Setting NEO Pay.

In making decisions about the compensation of our NEOs, the Compensation Committee takes a well-rounded approach that considers a number of factors, which may include:

•
Our executive compensation program objectives
•
NEO’s experience, skills, and criticality of his or her position to our strategic, operational and financial plans
•
Potential and expected future contributions of NEO in furthering our corporate plans
•
Value and structure of historical compensation awards made to NEO, including his or her unvested equity awards
•
Relevant competitive market data and analyses prepared by our compensation consultant
•
Cost of replacing NEO
•
Current outlook for technology executive labor market generally
•
Our financial and operational performance, strategic imperatives and growth expectations
•
Internal pay equity, taking into consideration expected impact of each individual’s role on our business

These factors provide a framework for decision-making regarding compensation opportunities for each NEO. No single factor is determinative in the Compensation Committee’s decision-making or weighted in any pre-determined manner. Ultimately, the Compensation Committee uses its business judgment and knowledge of us to determine compensation necessary to recruit, retain and reward talent within the competitive market.

The Role of Peer Group Companies. As noted above, the Compensation Committee considers competitive level of total compensation for each NEO as compared with executive officers in similar positions at peer companies as a factor in its decision-making. For purposes of setting fiscal year 2025 compensation levels, in conjunction with the recommendation of Pearl Meyer, the Compensation Committee considered publicly-available data for a group of peer companies, the 2025 Compensation Peer Group, listed below along with industry specific survey data, where appropriate.

35

Compensation Discussion and Analysis

2025 Compensation Peer Group (1)

Clawback Policy

We have adopted the Policy Regarding the Recovery of Erroneously Awarded Incentive-Based Compensation, or the Clawback Policy, to provide for the recovery or “clawback” of excess incentive-based compensation earned by current or former executive officers, effective as of December 1, 2023.

Under the Clawback Policy, we will recover reasonably promptly the amount of erroneously awarded incentive-based compensation in the event that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error was corrected in the current period or left uncorrected in the current period. With certain exceptions as set forth in the Clawback Policy, we will also recover erroneously awarded incentive-based compensation in compliance with the Clawback Policy.

Policy on Trading, Pledging and Hedging of Our Stock

Certain transactions in our securities (such as short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus

36

Compensation Discussion and Analysis

creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our Insider Trading Policy expressly prohibits the following types of transactions in our stock by our executive officers, directors and employees: short sales; transactions in puts, calls or other derivative securities involving our stock (although the policy does not prohibit exercising any employee stock option or stock appreciation right which may be issued by us from time to time); hedging or monetization arrangements relating to our stock; purchasing our stock on margin; and entering into margin loans or other transactions involving the pledging of our stock.

Timing of Equity Awards

In response to Item 402(x)(1) of Regulation S-K, we do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to our disclosure of material nonpublic information. In the event we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Severance and Change-in-Control Agreements

We entered into the arrangements disclosed below in order to encourage our NEOs’ full attention and dedication to us in the event of our change-in-control, and to provide our NEOs with reasonable compensation and benefits in the event of a change-in-control and a subsequent loss of employment.

All equity awards granted have “double trigger” requirements before vesting upon a change-in-control. See “Executive Compensation Tables – Potential Payments upon a Termination or Change-in-Control” below for descriptions of the severance and change-in-control benefits each NEO would have been eligible to receive if a termination had occurred upon September 27, 2025.

Employment Agreements and Other Individual Arrangements

Izilda Martins. As discussed above in the section entitled “—Other Compensation Highlights—Leadership Changes and Related Compensation,” Ms. Martins executed an offer letter dated June 5, 2025 with Symbotic LLC. If Ms. Martins’s employment with us is terminated by us without Cause or by Ms. Martins for Good Reason, subject to Ms. Martins’s execution and non-revocation of a general release, confidentiality, non-disparagement and non-competition agreement with us, we will provide her with (i) medical benefits continuation for a period of twelve months (either through premium reimbursement or continuation of benefits at the Company’s discretion) ending on the earlier of twelve months from her termination date or the date she becomes eligible to receive health benefits from a subsequent employer and (ii) twelve months of cash severance at Ms. Martins’s then-current annual base salary.

James Kuffner. Pursuant to an offer letter dated June 10, 2024 and an addendum thereto dated October 1, 2024, Dr. Kuffner serves as our Chief Technology Officer (collectively, “Kuffner Letter”). If Dr. Kuffner’s employment with us is either terminated by us other than for Cause (defined in the Kuffner Letter) or by Dr. Kuffner for Good Reason (defined in the Kuffner Letter), subject to Dr. Kuffner’s execution and non-revocation of a general release, confidentiality, non-disparagement and non-competition agreement with us, we will provide him with (i) medical benefits continuation (either through premium reimbursement or continuation of benefits at our discretion) ending on the earlier of twelve months from his termination date or the date he becomes eligible to receive health benefits from a subsequent employer and (ii) twelve months of cash severance at Dr. Kuffner’s then-current annual base salary.

Michael Dunn. Mr. Dunn executed an offer letter dated April 21, 2017 with Symbotic LLC. If Mr. Dunn’s employment with us is terminated without cause, subject to Mr. Dunn’s execution of a general release, we will provide him with (i) medical benefits continuation and (ii) base salary continuation for a period ending upon the earlier of 12 months from the date of termination or the date he commences employment for remuneration. If Mr. Dunn’s employment with us is terminated without cause, subject to Mr. Dunn’s execution of a general release, we will provide him with (i) medical benefits continuation, (ii) base salary continuation for a period ending upon the earlier of 12 months from the date of termination or the date he commences employment for remuneration and (iii) a pro-rata portion of his incentive bonus for the fiscal year in which he was terminated.

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Compensation Discussion and Analysis

Walter Odisho. Mr. Odisho executed an offer letter dated January 13, 2023 that sets forth the terms of Mr. Odisho’s employment, including his initial base salary and eligibility to participate in our incentive plan. Mr. Odisho currently serves as our chief manufacturing and supply chain officer. He was granted restricted stock units in April 2023 valued at $5,000,000, which vests over three years with the first one-third vesting on the one-year anniversary of the grant date, and the remaining portion vesting in eight equal quarterly installments thereafter. Mr. Odisho is eligible to participate in our benefit programs and is subject to a non-compete agreement.

Carol Hibbard. On June 9, 2025, we announced the planned separation of Ms. Hibbard and entered into a transition agreement with Ms. Hibbard dated June 9, 2025 (the “Transition Agreement”). Pursuant to the Transition Agreement, Ms. Hibbard served as our Chief Financial Officer, Treasurer and principal financial officer until August 8, 2025, after which she served as our Senior Vice President to assist with transition matters through January 1, 2026 (the “Separation Date”), when her employment with us terminated. Ms. Hibbard continued to receive her salary and benefits during this period.

After the Separation Date, Ms. Hibbard will serve as our consultant through March 31, 2026. On the Separation Date, she executed a release of claims. In accordance with her offer letter, she will receive: (a) aggregate severance payments of $600,000, payable over 12 months, (b) continuation of group medical insurance coverage subsidized by us for a period of 12 months, and (c) continued vesting of her restricted stock units through March 31, 2026. She also received $510,000 multiplied by our bonus achievement percentage applicable to our executive leadership team for fiscal year 2025 as her annual cash incentive bonus for fiscal year 2025. Under the Transition Agreement, Ms. Hibbard will be subject to continued compliance with confidentiality, non-solicitation and non-disparagement covenants and a non-compete provision for a period of one year after the Separation Date.

Impact of Tax and Accounting

We regularly consider the various tax and accounting implications of our compensation plans. When determining the value of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by ASC Topic 718.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2025, the following directors served as members of our Compensation Committee: Todd Krasnow (Chair), Merline Saintill and Daniela Rus. No member of the Compensation Committee was our officer or employee or of any of our subsidiaries during fiscal year 2025 and no member of our Compensation Committee was formerly an officer of any of our subsidiaries or was a party to any disclosable related party transaction involving us. During fiscal year 2025, none of our executive officers served on the board of directors or on the compensation committee of any other entity that has or had executive officers serving as a member of our Compensation Committee.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis, or CD&A, contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025.

Members of the Compensation Committee

Todd Krasnow, Chair

Merline Saintill

Daniela Rus

The Compensation Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates the Compensation Committee Report by reference therein.

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Compensation Discussion and Analysis

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by, or paid to our NEOs during the fiscal years ended September 27, 2025, September 28, 2024, and September 30, 2023. Mr. Cohen did not receive any additional compensation for services provided as a director in fiscal year 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Richard B. Cohen Chief Executive Officer	2025	-	-	-	-	-	-
	2024	-	-	-	-	-	-
	2023	-	-	-	-	-	-
Izzy Martins Chief Financial Officer	2025	147,500	737,500	14,392,364	-	22,127	15,299,492

Carol Hibbard Former Chief Financial Officer	2025	600,000	660,000	5,241,415	-	48,625	6,550,040
	2024	553,846	150,000	10,449,774	242,446	93,522	11,489,588
James Kuffner Chief Technology Officer	2025	578,462	615,616	34,673,453	-	1,091,505	36,959,036

Michael Dunn Chief Customer Officer	2025	450,000	405,000	7,432,328	-	110,627	8,397,956

Walter Odisho (5) Chief Manufacturing & Supply Chain Officer	2025	468,269	309,058	4,586,233	-	12,830	5,376,390
	2024	441,346	150,000	1,978,523	163,823	15,441	2,749,133
	2023	253,846	500,000	5,462,830	-	-	6,216,676

(1)
For Ms. Martins, consists of $250,000 sign-on bonus and $487,500 STIP payment. For Ms. Hibbard, consists of $150,000 sign-on bonus for fiscal year 2024 and $510,000 STIP payment for fiscal year 2024. For Dr. Kuffner, consists of $50,000 sign-on bonus and $565,616 STIP payment. For Mr. Dunn, consists of $405,000 STIP payment. For Mr. Odisho, consists of $309,058 STIP payment. As discussed above under the section entitled “—Fiscal Year 2025 Executive Compensation Program—Short-Term Incentives,” due to the significant uncertainty our business faced at the outset of fiscal year, the Compensation Committee identified performance measures at the start of the fiscal year, but was unable to establish pre-determined goals at the beginning of the performance period.
(2)
This column reflects aggregate grant date fair value computed in accordance with ASC Topic 718 for RSUs and PSUs granted to the NEO during fiscal year 2025, rather than amount paid to, or realized by, the NEO. The grant date fair value of PSUs was calculated based on expected value of possible outcomes of performance conditions related to these awards in accordance with ASC Topic 718 (excluding effects of estimated forfeitures) and assumes that all PSUs will be earned during term of grant. Assuming maximum level of performance conditions achieved, PSU award values for each NEO is listed in the table below. See Note 21 to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2025 for assumptions used to calculate our stock awards.

NEO	PSU Award Value at Maximum ($)
Richard B. Cohen	0
Izzy Martins	7,196,155
Carol Hibbard	2,809,283
James Kuffner	16,309,466
Michael Dunn	4,553,254
Walter Odisho	2,458,053

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Compensation Discussion and Analysis

(3)
Non-Equity Incentive Plan Compensation consists of STIP payments.
(4)
For Ms. Martins, consists of $10,000 in relocation benefits, $12,000 in temporary housing reimbursement, and $127 in group life insurance.

For Ms. Hibbard, consists of $25,000 in relocation benefits, $14,000 in 401(k) plan employer contributions, $7,561 in financial planning benefits and $2,064 in group life insurance.

For Dr. Kuffner, consists of $1,023,781 in incremental cost to us of providing non-commercial air travel through third-party aviation providers (as defined above under “Personal Use of Aircraft”), $30,627 in executive housing, $8,615 in 401(k) plan employer contributions and $1,104 in group life insurance.

For Mr. Dunn, consists of $38,000 in executive housing, $56,773 in incremental cost to us of providing non-commercial air travel through third-party aviation providers (as defined above under “Personal Use of Aircraft”), $14,000 in 401(k) plan employer contributions, $740 in Health Savings Account employer contributions, and $1,104 in group life insurance.

For Mr. Odisho, consists of $9,662 in 401(k) plan employer contributions and $3,168 in group life insurance.

(5)
Mr. Odisho was previously an NEO in fiscal year 2023.

Fiscal Year 2025 Grants of Plan-Based Awards

The following table sets forth certain information with respect to all plan-based awards granted to our NEOs for the fiscal year ended September 27, 2025.

	Grant date	Approval Date (1)	Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards (2)
			Threshold (#)	Target (#)	Maximum (#)
Richard B. Cohen (3)
Izzy Martins (5)
	7/23/2025	5/9/2025	44,355	88,710	133,065		$4,797,437
	7/23/2025	5/9/2025				177,421	$9,594,928
Carol Hibbard
	1/23/2025	12/27/2024	25,139	50,278	75,417		$1,872,856
	1/23/2025	12/27/2024				100,554	$3,368,559
James Kuffner (4)
	1/23/2025	12/27/2024	122,551	245,102	367,653		$9,130,050
	1/23/2025	12/27/2024				575,048	$19,264,108
	11/23/2024	11/12/2024	23,395	46,790	70,185		$1,742,928
	11/23/2024	11/12/2024				116,977	$4,536,368
Michael Dunn (4)
	2/23/2025	1/29/2025	29,433	58,866	88,299		$2,192,759
	2/23/2025	1/29/2025				117,734	$2,880,951
	1/23/2025	12/27/2024	11,312	22,624	33,936		$842,744
	1/23/2025	12/27/2024				45,250	$1,515,875
Walter Odisho (4)
	1/23/2025	12/27/2024	21,996	43,992	65,988		$1,638,702
	1/23/2025	12/27/2024				87,986	$2,947,531

(1)
“Approval Date” refers to date on which Compensation Committee approved grants reported in this table.
(2)
Stock award values were computed in accordance with ASC Topic 718.
(3)
Mr. Cohen did not receive any cash or equity compensation from us for his services as our Chairman, President and CEO for fiscal year 2025.

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Compensation Discussion and Analysis

(4)
RSUs vest over three years, with first one-third vesting on one-year anniversary of grant date, and remaining portion vesting in eight equal quarterly installments thereafter. PSUs vest on third anniversary of grant date, to extent performance-vesting conditions of PSUs are met. RSUs and PSUs subject to continued employment with us.

Fiscal Year 2025 Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding outstanding equity awards held by our NEOs as of September 27, 2025.

Name	Date of Grant	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Richard B. Cohen(3)	--	--	--	--	--
Izzy Martins	7/23/2025 (4)			88,710	4,625,339
	7/23/2025	177,421	9,250,731
James Kuffner	11/23/2024	116,977	6,099,181
	11/23/2024 (4)			46,790	2,439,631
	1/23/2025 (4)			245,102	12,779,618
	1/23/2025	575,048	29,983,003
Michael Dunn	8/17/2022	10,998	573,436
	1/23/2023	8,826	460,188
	1/23/2023 (6)			13,238	690,229
	1/23/2024	7,125	371,498
	1/23/2024 (5)			3,562	185,723
	1/23/2025 (4)			22,624	1,179,615
	1/23/2025	45,250	2,359,335
	2/23/2025	117,734	6,138,651
	2/23/2025 (4)			58,866	3,069,273
Walter Odisho	2/6/2023	87,663	4,570,749
	1/23/2024	14,250	742,995
	1/23/2024 (5)			7,124	371,445
	1/23/2025 (4)			43,992	2,293,743
	1/23/2025	87,986	4,587,590
Carol Hibbard	11/3/2023	71,265	3,715,757
	11/3/2023 (5)			85,514	4,458,700
	1/23/2025 (4)			50,278	2,621,495
	1/23/2025	100,554	5,242,886

(1)
Unless otherwise indicated, RSUs vest over three years, with the first one-third vesting on one-year anniversary of grant date, and the remainder vesting in eight equal quarterly installments thereafter, subject to continued employment through such vesting date.
(2)
Represents fair market value of unvested and unearned shares of our common stock as of September 26, 2025, the last trading day of fiscal year 2025, based upon the closing market price of our common stock on such date of $52.14 per share.
(3)
Mr. Cohen has not received any equity compensation from us for his services as our Chairman, President and CEO.

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Compensation Discussion and Analysis

(4)
Represents shares issuable on settlement of fiscal year 2025 PSUs. Earned PSUs are determined by the Compensation Committee at the end of a three-year performance period based on achievement of metrics as described above under "PSU Performance Metrics." The number of PSUs reported is based on the target level of performance.
(5)
Represents shares issuable on settlement of fiscal year 2024 PSUs. Earned PSUs are determined by the Compensation Committee at the end of three-year performance period based on achievement of metrics as described above under "PSU Performance Metrics." The number of PSUs reported is based on the threshold level of performance.
(6)
Represents shares issuable on settlement of fiscal year 2023 PSUs. Earned PSUs are determined by the Compensation Committee at the end of three-year performance period based on achievement of metrics as described above under "PSU Performance Metrics." The number of PSUs reported is based on the threshold level of performance.

Fiscal Year 2025 Stock Vested

The following table presents, for each of our NEOs, the shares of our common stock that were acquired upon the vesting of RSUs and the related value realized during the fiscal year ended September 27, 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Richard B. Cohen (2)
Izzy Martins (3)
James Kuffner (3)
Michael Dunn	62,105	1,812,251
Walter Odisho	131,130	4,501,541
Carol Hibbard	99,762	3,090,935

1)
Value realized on vesting is based on the closing market price per share of our common stock on each vesting date, which ranged from $20.90 to $54.08 per share, multiplied by the number of shares that vested.
2)
Mr. Cohen has not received any cash or equity compensation from us for his services as our Chairman, President and CEO.
3)
Ms. Martins and Dr. Kuffner had no stock awards vest in fiscal year 2025.

Potential Payments Upon a Termination or a Change in Control

The severance and change-in-control benefits for our NEOs are provided under individual offer letters, if applicable, and in individual equity award agreements. All equity awards granted have “double trigger” requirements before vesting upon a change-in-control. For a description of the severance benefits for our NEOs pursuant to individual offer letters, see “Employment Agreements and Other Individual Arrangements” above.

RSU Treatment on Death, Disability or Retirement: Upon a termination of employment due to death, disability or retirement, any RSUs with a vesting date that is within one year after the date of termination will vest.

RSU Treatment on a Qualifying Termination in Connection with a Change of Control: Upon a termination of employment without Cause or for Good Reason (in each case, as defined in the award agreement) on or within one year following a Change of Control (as defined in the award agreement), the RSUs will vest in full.

PSU Treatment on Death, Disability or Retirement: Upon a termination of employment due to death, disability or retirement, a prorated portion of the PSUs will remain eligible to vest on the vesting date to the extent that the performance targets for the performance metrics are achieved at the end of the performance period, with the proration calculated based on the number of days from and including the first day of the performance period through the date of termination, divided by the number of days from and including the first day of the performance period through the end of the performance period.

PSU Treatment on Termination in Connection with a Change of Control: Upon a termination of employment without Cause or for Good Reason, on or within one year following a Change of Control, the PSUs will vest in full.

42

Compensation Discussion and Analysis

The following table presents information concerning estimated payments and benefits that would be provided pursuant to the arrangements described above. The estimated payments and benefits set forth below assume that the termination of employment or change-in-control event occurred on September 27, 2025, and a per share value of our common stock of $52.14, which is the closing market price per share of our Class A common stock on the last business day of fiscal year 2025, September 26, 2025. Actual payments and benefits could be different if such events were to occur on any other date or at any other price, or if any other assumptions are used to estimate potential payments and benefits.

Name	Termination Without Cause or for Good Reason Not in Connection with a Change in Control			Termination Without Cause or for Good Reason in Connection with a Change in Control
	Cash Severance	Healthcare Benefits (1)	Equity Vesting	Cash Severance	Healthcare Benefits (1)	Equity Acceleration
Richard B. Cohen	-	-	-	-	-	-
Izzy Martins	650,000	22,205	-	650,000	22,205	13,876,070
James Kuffner	800,000	22,695	-	800,000	22,695	51,301,432
Michael Dunn	900,000	18,940	-	900,000	18,940	15,903,899
Walter Odisho	-	-	-	-	-	12,937,967
Carol Hibbard (2)	1,110,000	22,695	2,490,571	-	-	-
(1)
Column reflects cost of medical benefits continuation for period of 12 months, either through premium reimbursement or continuation of benefits.
(2)
Reflects 12 months of salary continuation, STIP and continued equity vesting Ms. Hibbard received in connection with her separation from us, as disclosed above in the section entitled “—Employment Agreements and Other Individual Arrangements.”

CEO Pay Ratio

For the fiscal year ended September 27, 2025, we identified the median employee from among all of our employees and our consolidated subsidiaries, excluding the CEO, as of September 15, 2025, which was within the last three months of the fiscal year. We also excluded non-U.S. employees who represented approximately 2.2% of our total employee population as of the measurement date pursuant to the de minimis exemption under Item 402(u)(4)(ii) of Regulation S-K. Excluded employees were located in Canada (43 employees excluded) and the United Kingdom (2 employees excluded). As of September 15, 2025, using the methodology required by the SEC rules, we had 1,999 employees in the U.S. and 45 employees in other countries, for a total of 2,044 employees globally factored into the sample before the country exclusions listed above.

In identifying the median employee, we used total cash compensation as reflected in payroll records for employees included in the calculation. Total cash compensation includes fiscal year base salary, overtime and bonus. This compensation measure was selected because it is a consistently applied measure that is readily determinable from our payroll records. We did not annualize compensation for permanent employees hired during the fiscal year for purposes of identifying the median employee. Once the median employee was identified, we calculated the median employee’s annual total compensation for the fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K.

For fiscal year 2025, the annual total compensation of the median employee was $113,598, and the annual total compensation of the CEO was $0. The annual total compensation of the CEO was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K and is the same amount reported for the CEO in the Summary Compensation Table for the fiscal year.

Based on the foregoing, the ratio of the CEO’s annual total compensation to the median employee’s annual total compensation is 0.

43

Compensation Discussion and Analysis

Pay Versus Performance Disclosure

This section should be read in conjunction with the Compensation Discussion and Analysis in this proxy statement, which includes additional discussion of the objectives of our executive compensation programs and how they are aligned with our financial and operational performance.

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, or CAP, to our principal executive officer, or PEO, former PEO, and non-PEO NEOs, as defined by SEC rules, and certain of our financial performance measures. For further information concerning our pay-for-performance philosophy and how we align executive compensation with our performance, refer to the Compensation Discussion and Analysis section of this proxy statement.

Pay Versus Performance Table

The following table provides the information required for our PEO, former PEO, and non-PEO NEOs for each of the covered fiscal years ended September 27, 2025, September 28, 2024, September 30, 2023, and September 24, 2022, along with the financial information required to be disclosed for each fiscal year.

							Year-end value of $100 invested on September 25, 2021 in:
Fiscal Year (1)(2)(3)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Summary Compensation Table Total for Former PEO	Compensation Actually Paid to Former PEO	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs ($)(4)	SYM Total Shareholder Return	Peer Group Total Shareholder Return ($)(5)	Net Income ($M)	Revenue ($M)(6)
2025	0	0	0	0	$14,516,583	$21,647,418	532	208	(91)	2,247
2024	0	0	0	0	4,210,384	(314,726)	260	163	(85)	1,788
2023	0	0	1,649,999	(7,495,338)	4,432,802	14,598,073	341	108	(208)	1,177
2022	0	0	14,304,539	9,731,876	8,519,163	8,092,278	108	80	(139)	593

(1)
PEO in each covered fiscal year is Richard B. Cohen. Mr. Cohen served as our CEO for duration of each covered fiscal year except from April 4, 2022 to November 19, 2022.
(2)
Former PEO in fiscal years 2022 and 2023 is Michael Loparco. Mr. Loparco served as our CEO from April 4, 2022 to November 19, 2022.
(3)
Our non-PEO NEOs include following executives in each covered fiscal year:
a.
2025: Izzy Martins, James Kuffner, Michael Dunn, Walter Odisho, Carol Hibbard
b.
2024: Carol Hibbard, Corey Dufresne, George Dramalis, Bill Boyd, Thomas Ernst
c.
2023: Thomas Ernst, Walter Odisho
d.
2022: Thomas Ernst, Michael Dunn
(4)
CAP to PEO, former PEO, non-PEO NEOs reflect adjustments from total compensation as reported in Summary Compensation Table. As discussed in Compensation Discussion and Analysis section of this proxy statement, Mr. Cohen, our PEO, did not receive any compensation in fiscal year 2025, nor did he receive any compensation in fiscal years 2024, 2023 or 2022. As such, PEO’s CAP is $0 in each of covered fiscal years. A reconciliation of adjustments for average compensation of PEO, former PEO, and non-PEO NEOs for fiscal years 2025, 2024, 2023, and 2022 are set forth in tables below.

	2025	2024	2023		2022
	PEO	PEO	PEO	Former PEO	PEO	Former PEO
	($)	($)	($)	($)	($)	($)
Summary Compensation Table Total	0	0	0	1,649,999	0	14,304,539
Adjustments for Equity Awards:
(Subtraction): Value of “Stock Awards” reported in Summary Compensation Table	0	0	0	0	0	-13,718,000
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	0	0	0	0	0	9,145,337

44

Compensation Discussion and Analysis

	2025	2024	2023		2022
	PEO	PEO	PEO	Former PEO	PEO	Former PEO
	($)	($)	($)	($)	($)	($)
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	0	0	0	0	0	0
Addition: Fair value at vest of awards granted and vested during the covered fiscal year	0	0	0	0	0	0
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied at the end of or during the covered fiscal year	0	0	0	0	0	0
(Subtraction): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year	0	0	0	-9,145,337	0	0
Compensation Actually Paid (as calculated)	0	0	0	-7,495,338	0	9,731,876

	2025	2024	2023	2022
	Average of Other non-PEO NEOs	Average of Other non-PEO NEOs	Average of Other non-PEO NEOs	Average of Other non-PEO NEOs
	($)	($)	($)	($)
Summary Compensation Table Total	$14,516,583	4,210,384	4,432,802	8,519,163
Adjustments for Equity Awards:
(Subtraction): Value of “Stock Awards” reported in Summary Compensation Table	-13,265,159	-3,451,088	-3,823,978	-7,835,389
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	19,153,914	1,665,408	7,869,094	3,766,964
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	856,591	-2,376,039	4,507,052	1,151,867
Addition: Fair value at vest of awards granted	0	0	0	2,542,709

45

Compensation Discussion and Analysis

	2025	2024	2023	2022
	Average of Other non-PEO NEOs	Average of Other non-PEO NEOs	Average of Other non-PEO NEOs	Average of Other non-PEO NEOs
	($)	($)	($)	($)
and vested during the covered fiscal year
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied at the end of or during the covered fiscal year	385,489	1,443,851	1,613,103	237,265
(Subtraction): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year	0	-1,807,242	0	-290,301
Compensation Actually Paid (as calculated)	21,647,418	-314,726	14,598,073	8,092,278

CAP does not correlate to total amount of cash or equity compensation realized during each fiscal year and is different from “realizable” or “realized” compensation as reported in the Compensation Discussion and Analysis section of this proxy statement. Instead, it is nuanced calculation that includes increase or decrease in value of certain elements of compensation over each fiscal year, including compensation granted in prior fiscal year, in accordance with Item 402(v) of Regulation S-K. Given a significant amount of CAP is dependent on our stock price at a specific point in time, it is important to note that value could have been drastically different if other measurement dates were chosen. The amount of compensation actually realized may, in fact, be different from amounts disclosed in the Pay Versus Performance Table.

(5)
The peer group TSR set forth in this table utilizes the S&P 500 Information Technology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended September 27, 2025. The comparison assumes $100 was invested for period starting September 25, 2021 through the end of listed fiscal year in SYM and in the S&P 500 Information Technology Index. Historical stock price performance is not necessarily indicative of future stock price performance.
(6)
Revenue, which is a GAAP measure, represents the most important financial performance measure (that is not otherwise required to be disclosed in Pay Versus Performance Table) used by us to link CAP to our NEOs, including our PEO, to our performance for most recently completed fiscal year.

Tabular List of Important Performance Measures

As described in greater detail in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program reflects a pay-for-performance philosophy. We utilize metrics for our short- and long-term incentive compensation programs based on an objective of driving profitable growth and effectively managing cash generation to increase shareholder value. Listed below are the financial performance measures which, in our assessment, represent the most important performance measures we used to link CAP to our NEOs to our performance in fiscal year 2025. Of these measures, we have identified Revenue as the most important of our financial performance measures.

•
Revenue
•
Adjusted EBITDA*
•
Adjusted Free Cash Flow*

* Adjusted EBITDA and Adjusted Free Cash Flow are not prepared in accordance with GAAP. “Adjusted EBITDA” is defined and reconciled in our 10-K. “Adjusted Free Cash Flow” is defined as “Adjusted EBITDA” less purchases of property and equipment and capitalization of internal use software development costs.

46

Compensation Discussion and Analysis

Pay Versus Performance: Graphical Description

The illustrations below provide a graphical description of CAP (as calculated in accordance with SEC rules) and the following measures:

•
Our cumulative TSR and the S&P 500 Information Technology Index cumulative TSR;
•
Our Net Income; and
•
Our Revenue.

As previously discussed, our PEO, Mr. Cohen, did not receive any compensation in any of the covered fiscal years. His CAP value of $0 in each covered fiscal year has been omitted from the following charts for ease of readability.

CAP and Our Cumulative TSR / Cumulative TSR of the Peer Group

CAP and Our Net Income

47

Compensation Discussion and Analysis

CAP and Our Revenue

Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of September 27, 2025.

	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders (1)	12,575,758 (2)	-	53,087,821(3)(4)
Equity compensation plans not approved by stockholders	-	-	-
Total	12,575,758	-	53,087,821

(1)
These plans consist of our Plan and our ESPP, which were approved and adopted by stockholders in June 2022.
(2)
Represents 12,575,758 shares of Class A common stock underlying RSUs and PSUs granted under the Plan.
(3)
Consists of 50,266,507 shares of Class A common stock remaining available for issuance under the Plan and 2,821,314 shares of Class A common stock remaining available for issuance under the ESPP.
(4)
The number of shares available under the Plan is subject to annual increase on first trading day of each calendar year, beginning January 1, 2023 and ending on and including January 1, 2032, by number of shares equal to the lesser of (i) 5% of aggregate number of shares of our Class A common stock outstanding on the last day of prior calendar year and (ii) such smaller number of shares (which may be zero) as determined by the Compensation Committee prior to such calendar year. The number of shares available under the ESPP is subject to annual increase on first day of each calendar year, beginning January 1, 2023 and ending on and including January 1, 2032, equal to the lesser of (i) 1% of aggregate number of shares of our Class A common stock of our then outstanding on the last day of prior calendar year, (ii) number of shares that equals 2,533,208 and (iii) such smaller number of shares (which may be zero) as determined by the Compensation Committee prior to such calendar year.

48

Director Compensation

DIRECTOR COMPENSATION

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board during the fiscal year ended September 27, 2025. Our Board has adopted a non-employee director compensation program that entitles our non-employee directors to a cash retainer for service on our Board and for service on each committee on which the director is a member. Such fees are payable in arrears in four equal quarterly installments on our last regularly scheduled payday of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board. The fees payable to non-employee directors for service on our Board and for service on each committee of our Board on which the director is a member were as follows for the fiscal year ended September 27, 2025:

	Member Annual Fee FY 2025 ($)	Chair Annual Fee FY 2025 ($)
Board of Directors	50,000	130,000
Audit Committee	10,000	25,000
Compensation Committee	7,500	20,000
Nominating and Corporate Governance Committee	5,000	10,000

Our non-employee director compensation program entitles each director to an annual grant of RSUs to be granted on the date of our annual meeting in conjunction with his or her election or reelection to our Board. In fiscal year 2025, the annual grant had a grant date fair value equal to $265,000. Each grant will vest upon the earlier of one year from the grant date, the next annual meeting or a change in control, subject to the director’s continued service through the applicable vesting date.

Upon a director’s initial appointment or election to our Board, the director will receive two RSU grants: (1) the annual grant described above, which vests upon the earlier of one year from the grant date, the next annual meeting or a change in control, with a grant date fair value equal to $265,000 and (2) an initial director grant with a grant date fair value equal to $400,000 that will vest in three equal installments on each of the first three anniversaries of the grant date.

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our Board and any committee of our Board on which the director serves.

Other than as described above and as set forth in the table, we did not pay any cash compensation, grant any equity awards or non-equity awards to or pay any other form of compensation to any of the non-employee members of our Board for their services in fiscal year 2025 as our directors.

	Fees Earned	Stock
	or Paid in Cash	Awards	Total
Name	($)	($)(1)(2)	($)
Richard B. Cohen	—	—	—
Eric Branderiz	14,396	823,515	837,911
Rollin Ford	65,000	227,176	292,176
Charles Kane	75,000	227,176	302,176
Todd Krasnow	70,000	227,176	297,176
Vikas Parekh(3)	—	—	—
Andrew Ross	4,808	614,704	619,512
Daniela Rus	67,500	227,176	294,676
Merline Saintil	67,500	227,176	294,676

(1)
Amounts shown reflect full grant date fair value on date of grant calculated in accordance with ASC Topic 718 of shares of our Class A common stock granted to directors in fiscal year 2025.

49

Director Compensation

(2)
As of September 27, 2025, aggregate number of shares subject to outstanding equity awards held by our non-employee directors was:

Shares Underlying
Name	Stock Awards(a)(b)
Richard B. Cohen	-
Eric Branderiz (c)	29,762
Rollin Ford	10,345
Charles Kane	10,345
Todd Krasnow	10,345
Vikas Parekh	-
Andrew Ross (d)	12,809
Daniela Rus (e)	17,312
Merline Saintil	10,345

(a)
Represents number of shares underlying any outstanding unvested RSU award.
(b)
Each of Messrs. Ford, Kane and Krasnow and Mses. Rus and Saintil received an equity award of 10,345 RSUs on March 6, 2025, pursuant to terms of non-employee director compensation program described above. Each RSU award vests upon earlier of March 6, 2026, the date of our Annual Meeting or upon a change in control, subject to the director’s continued service through the applicable vesting date.
(c)
Mr. Branderiz received an equity award of 17,902 RSUs on May 14, 2025 pursuant to the terms of our non-employee director compensation program in connection with his initial election to our Board. The RSUs vest as follows: 1/3 on each of May 14, 2026, May 14, 2027 and May 14, 2028, subject to Mr. Branderiz’s continued service through applicable vesting dates. Mr. Branderiz also received an equity award of 11,860 RSUs on May 14, 2025 pursuant to the terms of non-employee director compensation program described above. The RSU award vests on the earlier of May 14, 2026, the date of our 2026 Annual Meeting or upon a change in control, subject to Mr. Branderiz’s continued service through the applicable vesting date.
(d)
Mr. Ross received an equity award of 7,705 RSUs on August 26, 2025, pursuant to the terms of our non-employee director compensation program in connection with his initial election to our Board. The RSUs vest as follows: 1/3 on each of August 26, 2026, August 26, 2027 and August 26, 2028, subject to Mr. Ross’ continued service through applicable vesting dates. Mr. Ross also received an equity award of 5,104 RSUs on August 26, 2025, pursuant to terms of non-employee director compensation program described above. The RSU award vests on the earlier of August 26, 2026, the date of our 2026 Annual Meeting or upon a change in control, subject to Mr. Ross’ continued service through the applicable vesting date.
(e)
Ms. Rus received equity award of 20,895 RSUs on March 1, 2023 pursuant to the terms of our non-employee director compensation program in connection with her initial election to our Board. The remaining 1/3 of such award will vest on March 1, 2026, subject to Ms. Rus’s continued service through applicable vesting dates.
(3)
Mr. Parekh has declined to receive any compensation for his services as our director.

50

Certain Relationships and Related Party Transactions

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below pursuant to Regulation S-K, Item 404 of the Exchange Act, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Registration Rights Agreement

We entered into the A&R Registration Rights Agreement with SVF Sponsor III (DE) LLC (“SVF Sponsor”), certain independent directors of SVF Investment Corp. 3 (“SVF 3”) (the “SPAC Independent Directors”) and certain legacy Warehouse unitholders (the “Symbotic Equityholders,” and together with the SVF Sponsor and the SPAC Independent Directors, the “Registration Rights Holders”). Pursuant to the A&R Registration Rights Agreement, we agreed to file a shelf registration statement with respect to the Registrable Securities (as defined in the A&R Registration Rights Agreement) held by the Registration Rights Holders within 45 days of the date of the A&R Registration Rights Agreement. Up to three times in any 12-month period, certain of the Symbotic Equityholders and the SVF Sponsor (including their respective permitted transferees) may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to the shelf registration statement, so long as the total offering price is reasonably expected to exceed $25,000,000. The A&R Registration Rights Agreement also provides for customary “demand” and “piggyback” registration rights. The A&R Registration Rights Agreement provides that we will pay certain expenses relating to such registrations and indemnify the equityholders party thereto against certain liabilities.

Tax Receivable Agreement

In connection with the Closing, SVF 3 entered into the Tax Receivable Agreement (the “TRA”), which generally provides for the payment by us to the parties identified in the TRA (the “TRA Holders”) of 85% of the amount of the cash savings, if any, in U.S. federal and state income tax that we actually realize (or are deemed to realize in certain circumstances) in periods after the Closing as a result of (i) the existing tax basis in certain assets of Symbotic Holdings LLC (“Symbotic Holdings”) that is allocable to the relevant common units of Symbotic Holdings, (ii) any step-up in tax basis in Symbotic Holdings’ assets resulting from (a) certain purchases of common units of Symbotic Holdings (including the purchases of the purchase units pursuant to the Unit Purchase Agreement dated December 2021), (b) future exchanges of common units of Symbotic Holdings for cash or shares of our Class A common stock, (c) certain distributions (if any) by Symbotic Holdings and (d) payments under the TRA and (iii) tax benefits related to imputed interest deemed to be paid by us as a result of payments under the TRA. The term of the TRA will continue until all such tax benefits have been utilized or expired unless we exercise our right to terminate the TRA for an amount representing the present value of anticipated future tax benefits under the TRA or certain other acceleration events occur.

Moreover, the TRA provides that, in the event that (i) we exercise our early termination rights under the TRA, (ii) we experience certain changes of control (as described in the TRA) or (iii) we breach any of our material obligations under the TRA, our obligations under the TRA may accelerate and we could be required to make a lump-sum cash payment to each TRA Holder equal to the present value of all future payments that would have otherwise been made under the TRA, which lump-sum payment would be based on certain assumptions, including those relating to our future taxable income.

Payments under the TRA will generally be made pro rata among all TRA Holders entitled to payments on an annual basis to the extent we have sufficient taxable income to utilize the increased depreciation and amortization deductions. The availability of sufficient taxable income to utilize the increased depreciation and amortization expense will not be determined until such time as the financial results for the year in question are known and tax estimates prepared, which typically occurs within 90 days after the end of the applicable calendar year. We expect to make payments under the TRA, to the extent they are required, within 125 days after our federal income tax return is filed for each fiscal year. Interest on such payments will begin to accrue at a rate equal to SOFR plus 100 basis points from the due date (without extensions) of such tax return.

51

Certain Relationships and Related Party Transactions

Tax Distribution to Equityholders of Symbotic Holdings

For the fiscal year ended September 27, 2025, we distributed the following amounts as tax distributions to certain of our directors, executive officers and holders of five percent or more of our capital stock or members of the immediate family of, or entities affiliated with, the foregoing persons:

Related Party	Amount ($)
5% Shareholders
Richard B. Cohen(1)	733,828
RBC Millenium Trust(1)	307,679
RBC 2021 4 Year GRAT(2)	340,021
RJJRP Holdings, Inc.(2)	60,390
David Ladensohn(3)	367,716
Officers
William Boyd III	90,040
Corey Dufresne(4)	127,633
Directors
Rollin Ford(5)	1,608
Charles Kane	960
Todd Krasnow(6)	23,645

(1)
Consists of amounts paid to trusts related to Mr. Cohen and his wife.
(2)
Consists of amount paid to a trust related to Mr. Cohen.
(3)
Consists of amounts paid to trusts related to family members of Mr. Cohen of which Mr. Ladensohn serves as a trustee.
(4)
Consists of amounts paid to Mr. Dufresne and a related trust.
(5)
Consists of amounts paid to trusts for which Mr. Ford's wife serves as trustee.
(6)
Consists of amounts paid to Mr. Krasnow, family members, a related trust and Inlet View, of which Mr. Krasnow serves as president and chief executive officer.

Pursuant to the Second Amended and Restated Limited Liability Company Agreement of Symbotic Holdings, Symbotic LLC makes pro rata tax distributions to the holders of Symbotic Holdings’ units in an amount sufficient to fund all or part of their tax obligations with respect to the taxable income of Symbotic Holdings that is allocated to them. Those payments did not require audit committee approval under our Related-Party Transaction Policy.

Indemnification Agreements

On June 7, 2022, we entered into indemnification agreements with each of our then existing directors and executive officers. Since then, new directors and executive officers have entered into indemnification agreements with us when they join us. Each indemnification agreement provides for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Board of Directors Observer Agreements

On January 13, 2023, we entered into a series of Board Observer Agreements (the “Board Observer Agreements”) with each of Jill Cohen, Perry Cohen and Rachel Kanter (each, a “Board Observer”) granting each Board Observer, subject to the terms and conditions of the Board Observer Agreements, the right to serve as a non-voting observer of our board of directors. Jill Cohen and Rachel Kanter are the daughters and Perry Cohen is the son of Richard Cohen, who is our Chair, President and CEO.

Subject to confidentiality and certain other conditions contained in each Board Observer Agreement, each Board Observer may (i) attend and observe meetings of the board of directors (but not meetings of any committees thereof or any such meeting that is an executive session limited solely to independent directors, independent auditors and/or legal counsel) in a non-voting, observer capacity and (ii) receive copies of written materials and other information in connection with such meetings. Pursuant to the terms of the Board Observer Agreement, we may exclude each Board Observer from accessing any materials or attending any meeting or any portion thereof at our sole discretion if such exclusion is otherwise prudent including, but not limited to, in response to the existence of a potential conflict of interest. Each Board Observer Agreement may be terminated by us at any time with or without cause. The Board Observers are not entitled to any fees or to the reimbursement of any expenses in connection with their roles as Board Observers.

52

Certain Relationships and Related Party Transactions

Each Board Observer’s status as a board observer will not amend, alter, or otherwise change the composition of our board of directors, the terms of current directors elected by our stockholders, or the members of any committee of our board of directors.

C&S Wholesale Grocers, Inc. (“C&S”)

Our founder, Chair, President and CEO, Richard Cohen, also serves as the executive chairman of C&S; and he and trusts for the benefit of his family are the substantial majority stockholders of that company. As a result, C&S can be considered our affiliate. In addition, our Chief Strategy Officer, William Boyd III, also serves as executive vice president and chief legal officer of C&S, our Chief Human Resources Officer, Miriam Ort, also serves as chief human resources officer of C&S, and Todd Krasnow, one of our directors, is a member of the C&S advisory board.

Customer Contracts

C&S is also an important customer that has systems that are operational (defined as achieving acceptance) in its facilities. We provide ongoing software maintenance and support and operation services under our contracts with C&S through October 2029. Revenue of $12.2 million, $58.9 million, and $15.8 million was recognized for the years ended September 27, 2025, September 28, 2024, and September 30, 2023, respectively, relating to these customer contracts. There was $2.4 million unbilled accounts receivable and accounts receivable due from C&S at September 27, 2025 and $18.4 million unbilled accounts receivable and accounts receivable due from C&S at September 28, 2024. There was $0.5 million and $1.8 million of deferred revenue relating to contracts with C&S at September 27, 2025 and September 28, 2024, respectively.

Shared Services

We currently utilize certain shared services with C&S in the operation of our business. A number of these services, including security systems and certain other arrangements (including other support services), are pursuant to unwritten arrangements with C&S.

Aircraft Time-Sharing Agreement

In certain instances, our business requires our executives to use privately owned aircraft in furtherance of our business. In December 2021 and May 2022, we entered into aircraft time-sharing agreements with C&S with respect to private aircraft owned by them, whereby our executives may utilize two C&S aircraft on an as-needed and as-available basis, with no minimum usage being required. Pursuant to the agreements, beginning in January 2022, we reimburse C&S for certain costs consistent with Federal Aviation Administration regulations for the flights by our executives on the aircraft pursuant to the time-sharing agreements.

For the fiscal years ended September 27, 2025, September 28, 2024 and September 30, 2023, we paid $1.3 million, $1.1 million and $0.9 million, respectively, to C&S pursuant to these agreements. All flights by our executives on the aircraft pursuant to the time-sharing agreement are for business purposes.

Usage of Facility and Employee Services

We have a license arrangement with C&S whereby C&S is providing receiving and logistics services for us within a C&S distribution facility. The arrangement also provides for C&S employees assisting with certain of our operations. We incurred $1.4 million, $1.8 million and $2.9 million of expense related to this arrangement for the fiscal years ended September 27, 2025, September 28, 2024 and September 30, 2023, respectively.

Operating Lease Agreements

In the fiscal year ended September 27, 2025, we entered into lease agreements with C&S for the lease of warehouse space in Plant City, FL and Coppell, TX. Our estimated lease term for these lease agreements is two years. Combined, we recognized $0.3 million in rent expense for the fiscal year ended September 27, 2025.

53

Certain Relationships and Related Party Transactions

Walmart

MAA

We have worked with Walmart since 2015 and entered into the initial Walmart Master Automation Agreement (“Walmart MAA”) in 2017 and restated and amended that agreement in January 2019. In April 2021, we amended the Walmart MAA to expand our commercial relationship with Walmart and the scope of the Walmart MAA to the implementation of our systems across 25 of Walmart’s 42 regional distribution centers. In May 2022, we again amended and restated the Walmart MAA (“A&R MAA”) to further expand our commercial relationship with Walmart and the scope of the Walmart MAA to the implementation of additional systems across all of Walmart’s 42 regional distribution centers. The A&R MAA added approximately an additional $6.1 billion to our backlog at that time.

The implementation of our systems began in 2021 and will continue based upon an agreed-upon timeline, subject to limited adjustment, with the implementation of all systems to begin by the end of 2029. For each system, Walmart pays us:

•
the cost of implementation, including the cost of material and labor, plus a specified net profit amount, subject in certain cases to a capped cost amount;
•
for software maintenance and support for a minimum of 15 years following preliminary acceptance of the system and with annual renewals thereafter; and
•
for spare parts and other miscellaneous expenses.

Walmart also pays us for operation services for systems installed in the first four distribution centers for an operation service period for each system that ends on the third anniversary of preliminary acceptance of the final system installed in a building and for other systems as requested.

The initial term of the A&R MAA expires in May 2034 with annual renewals of the term thereafter. At any time, either party may terminate the A&R MAA in the event of insolvency of the other party or a material breach of the other party that has not been cured. Walmart may also terminate the A&R MAA at any time if we fail to meet certain performance standards or undergo certain change of control transactions.

Pursuant to the A&R MAA, we must provide Walmart notice in certain circumstances, including if we explore transactions, that would reasonably be expected to result in a change of control or sale of 25% or more of the voting power of Symbotic. Such transactions are prohibited for specified time periods following such notice, and we must allow Walmart to participate on terms and conditions substantially similar to those of other third-party participants. We have also agreed to certain restrictions on our ability to sell or license our products and services to a specified company or its subsidiaries, affiliates, or dedicated service providers.

Investment and Subscription Agreement

In December 2021, we entered into an Investment and Subscription Agreement (the “Investment and Subscription Agreement”) with Walmart. Pursuant to the Investment and Subscription Agreement, in connection with the A&R MAA, Walmart purchased 267,281 units of Warehouse, or 3.7% of the total outstanding units of Warehouse at such time. As a result of the investment pursuant to the Investment and Subscription Agreement and subsequent investments, as of September 27, 2025, Walmart had beneficial ownership of approximately 13% of our issued and outstanding common stock.

Pursuant to the Investment and Subscription Agreement and as a result of its ownership, Walmart has the right to designate a Walmart employee of a certain seniority level to attend all meetings of our board of directors in a nonvoting observer capacity, except in certain circumstances, including where such observer’s attendance may be inconsistent with the directors’ fiduciary duties to the Company or where such meetings may involve attorney-client privileged information, a conflict of interest between the Company and Walmart or information that the Company determines is competitively or commercially sensitive. Additionally, pursuant to the Investment and Subscription Agreement and subject to certain exceptions described therein, Walmart is subject to a standstill agreement that limits Walmart’s ability to pursue certain transactions with respect to the Company until the earlier of (i) December 12, 2025 and (ii) the later of (a) the date on which Walmart owns less than 5% of the fully diluted equity of the Company, and (b) the date that is six months after Walmart no longer has the board observer rights described above.

54

Certain Relationships and Related Party Transactions

Mexico Agreement

In September 2024, we entered into a commercial agreement with Nueva Wal Mart de México, S. de R.L. de C.V.to implement our system in two of their locations near Mexico City (“Mexico Agreement”). For each System, Walmart pays us:

•
the cost of implementation, including the cost of material and labor, plus a specified net profit amount, subject in certain cases to a capped cost amount;
•
for software maintenance and support for a minimum of 20 years following preliminary acceptance of the System and with annual renewals thereafter; and
•
for spare parts.

Walmart will also pay us for operation services for systems pursuant to which we will provide services to operate and maintain each system. We also entered into a design services agreement with Walmart for the design of the systems.

The Mexico Agreement added approximately an additional $440 million to our backlog.

2025 Purchase Agreement and Commercial Agreement

In January 2025, we entered into a Purchase and Sale Agreement with Walmart, pursuant to which we acquired all of the issued and outstanding equity interests of Walmart Advanced Systems & Robotics Inc., a Delaware corporation and wholly-owned subsidiary of Walmart. We also entered into a Master Automation Agreement with Walmart (“2025 Walmart MAA”).

Pursuant to the 2025 Walmart MAA, we are operating several micro-fulfillment systems, which we will continue to support. We will also engage in a development program funded by Walmart to enhance current online pickup and delivery fulfillment systems and design new micro-fulfillment systems to meet the needs of current and future customers. The 2025 Walmart MAA provides for a commitment, subject to the satisfaction of defined system performance metrics, from Walmart to purchase 400 micro-fulfillment systems, with an option for Walmart to purchase an additional 200, exercisable by Walmart within 30 days following acceptance of the 220th micro-fulfillment system under the terms of the 2025 Walmart MAA. Associated with this development program, Walmart will pay us a total of $520 million, including $230 million that was paid at the closing of acquisition of ASR, $165 million payable on the first anniversary of the acquisition and $125 million payable on the second anniversary of the acquisition.

We will pay Walmart $175 million upon Walmart’s acceptance of the first micro-fulfillment system and $175 million if Walmart elects to purchase the additional 200 systems.

For each micro-fulfilment system, Walmart will pay us:

(a)
the cost of implementation, including the cost of material and labor, plus a specified net profit amount, subject in certain cases to a capped cost amount;
(b)
for software maintenance and support for a minimum of 15 years following preliminary acceptance of the system and with annual renewals thereafter; and
(c)
for spare parts and other miscellaneous expenses.

Under certain circumstances, if we commercialize substantially similar micro-fulfillment systems for eaches (or the software used within them) with third parties, we will pay Walmart a royalty fee.

The initial term of the 2025 Walmart MAA will expire on its twelfth anniversary. At any time, either party may terminate it if the other party becomes insolvent or the other party fails to cure a material breach. Walmart may also terminate it at any time if we fail to meet certain performance standards or undergo certain changes of control. We have also agreed to certain restrictions on our ability to sell or license our products and services to a specified company or its subsidiaries, affiliates, or dedicated service providers, including a quantitative limit on the sale or license of systems to third parties.

55

Certain Relationships and Related Party Transactions

GreenBox Systems LLC d/b/a Exol (“Exol”)

In July 2023, in conjunction with entities related to the SoftBank Group, we established GreenBox Systems LLC, a strategic joint venture to build and automate supply chain networks globally by operating and financing our advanced A.I. and automation technology for the warehouse. In December 2025, GreenBox changed the name under which it does business to “Exol.” Symbotic and the SoftBank Group own 35% and 65% of Exol respectively.

In July 2023, we entered into a commercial agreement with Exol that sets forth the terms, conditions, rights and obligations governing the design, installation, implementation and operation of our systems for Exol. On the terms and subject to the conditions set forth therein, the commercial agreement provides for a commitment from Exol to expend at least $7.5 billion in the aggregate to purchase systems over a six-year period pursuant to an agreed-upon timeline. Implementation of the systems began in fiscal year 2024. For each system, Exol will pay us: (i) the cost of implementation, including the cost of material and labor, plus a specified net profit amount; (ii) for software maintenance and support; and (iii) for spare parts and other miscellaneous expenses. The initial term of the commercial agreement with Exol expires in July 2027, subject to a two-year extension by Exol if, at the end of the initial term, project SOWs (as defined in the commercial agreement) have not been executed with respect to systems with an aggregate purchase price of Exol’s purchase commitment. At any time, either party may terminate the commercial agreement in the event of insolvency of the other party or a material breach of the other party that has not been cured.

In February 2025, we entered into an amended and restated employee leasing agreement with Exol pursuant to which we provide certain employees to Exol and those employees provide certain services for Exol. Exol reimburses us for all of our direct and indirect costs and expenses incurred with respect to these employees. We also provide certain administrative services to Exol at the blended service cost plus a small mark-up. We are currently in the process of entering into an agreement with Exol with respect to these services.

Family Relationships

Moses (“Teddy”) Ort, the brother of Miriam Ort (our chief human resources officer) was our vice president, robotics software until he was recently promoted to senior vice president, robotics software and AI in November 2025. In fiscal year 2025, Mr. Ort received a combined base salary and incentive compensation from us in excess of $400,000. In fiscal year 2025, he also received 45,249 restricted stock units that vest over three years with the first one-third vesting on the one-year anniversary of the grant date and the remaining portion vesting in eight equal quarterly installments thereafter. Mr. Ort is not one of our executive officers and his base salary, incentive compensation and restricted stock awards are consistent with amounts paid to our other employees of similar responsibilities and seniority.

Procedures with Respect to Review and Approval of Related Person Transactions

Our board of directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest (or the perception thereof). Our board of directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the Nasdaq. Under the policy, our legal department will be primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If the legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Legal Officer will be required to present to the audit committee of our board of directors all relevant facts and circumstances relating to the related person transaction. Our audit committee will be required to review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics, and either approve or disapprove the related person transaction. If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be entered into by management upon prior approval of the transaction by the chair of the audit committee. Any such approval by the chair of the audit committee and the rationale for the approval must be reported to the audit committee at the audit committee’s next regularly scheduled meeting. If a transaction was not initially recognized as a related person transaction, then, upon such recognition, the transaction will be presented to the audit committee for ratification at the audit committee’s next regularly scheduled meeting; provided, that if the audit committee determines not to ratify the transaction the audit committee may direct additional actions, including immediate discontinuation or rescission of the transaction or modification of the transaction to make it acceptable for

56

Certain Relationships and Related Party Transactions

ratification. Our management will update the audit committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then-current related person transactions. No director will be permitted to participate in approval of a related person transaction for which that director is a related person.

57

Principal Stockholders

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of January 6, 2026 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding common stock.

The beneficial ownership of shares of our common stock as of January 6, 2026 is based on (i) 123,250,254 shares of Class A common stock issued and outstanding, (ii) 72,963,208 shares of Class V-1 common stock issued and outstanding, and (iii) 403,559,196 shares of Class V-3 common stock issued and outstanding.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of, or to direct the disposition of, the security or has the right to acquire such powers within 60 days. Accordingly, shares of our common stock subject to equity awards or warrants that are currently exercisable or that the beneficial owner would have the right to acquire within 60 days of January 6, 2026 are considered outstanding and beneficially owned by the person holding the equity awards or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, we believe that the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

	Class A Common Stock		Class V-1 Common Stock		Class V-3 Common Stock		Class A, Class V-1 and Class V-3 Common Stock
Name of Beneficial Owner	Number of Shares	Percentage of Class	Number of Shares	Percentage of Class	Number of Shares	Percentage of Class	Number of Shares	Percentage Ownership
5% Holders:
David Ladensohn, individually and as trustee of certain Cohen family trusts(1)	4,500	*	1,280,435	1.8%	188,504,391	46.7%	189,789,326	31.6%
Janet L. Cohen, as trustee of certain Cohen family trusts(2)	—	—	520,835	*	165,419,975	41.0%	165,940,810	27.7%
The RBC Millennium GST Non-Exempt Trust(3)	—	—	772,405	1.1%	163,355,074	40.5%	164,127,479	27.4%
The RBC Millennium Trust(4)	—	—	—	—	151,561,831	37.6%	151,561,831	25.3%
Walmart Inc.(5)	15,000,000	12.2%	61,350,823	84.1%	—	—	76,350,823	12.7%
Richard B. Cohen(6)	—	—	2,215,990	3.0%	43,230,733	10.7%	45,446,723	7.6%
SoftBank Group Corp.(7)	45,415,312	36.8%	—	—	—	—	45,415,312	7.6%
RJJRP Holdings, Inc.(8)	—	—	2,215,990	1.8%	41,549,600	10.3%	43,765,590	7.3%
Baillie Gifford & Co.(9)	13,440,113	10.9%	—	—	—	—	13,440,113	2.2%
Directors
Richard B. Cohen(6)	—	—	2,215,990	3.0%	43,230,733	10.7%	45,446,723	7.6%
Eric Branderiz(10)	11,860	*	—	—	—	—	11,860	*
Rollin Ford(11)	32,852	*	—	—	—	—	32,852	*
Charles Kane(12)	24,852	*	599,353	*	—	—	624,205	*
Todd Krasnow(13)	50,345	*	926,115	1.3%	—	—	976,460	*
Vikas Parekh	—	—	—	—	—	—	—	—
Andrew Ross(14)	5,104	*	—	—	—	—	5,104	*
Daniela Rus(15)	28,336	*	—	—	—	—	28,336	*
Merline Saintil(16)	52,749	*	—	—	—	—	52,749	*
Named Executive Officers
Michael Dunn(17)	75,857	*	—	—	—	—	75,857	*
Carol Hibbard(18)	62,628	*	—	—	—	—	62,628
James Kuffner(19)	232,051	*	—	—	—	—	232,051	*
Izilda Martins(20)	3,500	*	—	—	—	—	3,500	*
Walter Odisho(21)	114,870	*	—	—			114,870	*
All current directors and executive officers as a group (19 individuals)(22)	1,045,360	*	4,660,811	6.4%	43,230,733	10.7%	48,963,904	8.2%

* Less than 1%.

58

Principal Stockholders

(1)
Mr. Ladensohn is a long-time friend of Mr. Cohen and may be deemed to beneficially own Class V-1 and Class V-3 common stock owned of record by (A) the RBC Millennium Trust, for which he serves as co-trustee with Janet Cohen and may be deemed to have shared voting and investment power, (B) the Jill Cohen Mill Trust, for which he serves as co-trustee with Ms. Cohen and may be deemed to have shared voting and investment power, (C) the 2014 QSST F/B/O Rachel Cohen Kanter, for which he serves as sole trustee, and (D) the 2014 QSST F/B/O Perry Cohen, for which he serves as sole trustee. Mr. Ladensohn may also be deemed to beneficially own Class A common stock owned of record by (A) David Ladensohn Roth IRA, for which he may be deemed to have voting and investment power and (B) Ladensohn Family Investments, Ltd., of which he is a general partner. Mr. Ladensohn disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The address of Mr. Ladensohn is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(2)
Ms. Cohen is the wife of Mr. Cohen and may be deemed to beneficially own Class V-1 and Class V-3 common stock owned of record by (A) the RBC Millennium Trust, for which she serves as co-trustee with David Ladensohn and may be deemed to have shared voting and investment power, and (B) the Tulia Mill Trust, for which she serves as co-trustee with David Ladensohn and may be deemed to have shared voting and investment power. Ms. Cohen disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein. The address of Ms. Cohen is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(3)
The address of the RBC Millennium GST Non-Exempt Trust is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(4)
The address of the RBC Millennium Trust is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(5)
The address of Walmart Inc. is 702 Southwest 8th Street, Bentonville, AR 72716.
(6)
Mr. Cohen may be deemed to beneficially own Class V-1 and Class V-3 common stock owned of record by (A) RJJRP Holdings, Inc., of which he is the president and chief executive officer, and (B) the Richard Cohen Revocable Trust, for which he serves as sole trustee. Mr. Cohen disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The address of Mr. Cohen is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(7)
The information reported is based on a Schedule 13G/A filed with the SEC on December 8, 2025 by SoftBank Group Corp. SVF II SPAC Investment 3 (DE) LLC is the record holder of 20,000,000 shares of Class A common stock. SB Northstar LP is the record holder of 2,000,000 shares of Class A common stock. SVF II Strategic Investments AIV LLC is the record holder of 17,825,312 shares of Class A common stock. SoftBank Group Corp., which is a publicly traded company listed on the Tokyo Stock Exchange, is the sole shareholder of SB Global Advisers Limited (“SBGA”), which has been appointed as manager and is exclusively responsible for making final decisions related to the acquisition, structuring, financing and disposal of SoftBank Vision Fund II-2 L.P.’s investments, including as held by SVF II SPAC Investment 3 (DE) LLC. SoftBank Vision Fund II-2 L.P. is the sole limited partner of SVF II Aggregator (Jersey) L.P., which is the sole member of SVF II Holdings (DE) LLC, which is the sole member of SVF II SPAC Investment 3 (DE) LLC. SoftBank is the parent company of SoftBank is the parent company of SVF II Strategic Investments AIV LLC and the parent company of Silver Brick Management PTE. LTD., which has been appointed as investment manager of SB Northstar LP and is responsible for making voting and investment decisions with respect to SB Northstar LP’s investments. SoftBank is the sole shareholder of SBIA US, which is the sole member of SVF Sponsor III (DE) LLC. The business address of SoftBank is 1-7-1, Kaigan, Minato-ku Tokyo 105-7537 Japan. The business address of SBGA is 69 Grosvenor Street, Mayfair, London W1K 3JP, England, United Kingdom. The business address of each of SBIA US, SVF Sponsor III (DE) LLC, SVF II Holdings (DE) LLC and SVF II SPAC Investment 3 (DE) LLC is 1521 Concord Pike, Wilmington, DE 19803. The business address of SVF II Strategic Investments AIV LLC is 300 El Camino Real, Menlo Park, CA 94025. The business address of each of SVF II Aggregator (Jersey) L.P. and SoftBank Vision Fund II-2 L.P. is c/o Gen II (Jersey) Limited, 47 Esplanade, St. Helier, Jersey, JE1 0BD. The business address of Silver Brick Management PTE. LTD. is 138 Market Street #27-01A Capitagreen, Singapore 048926. The business address of SB Northstar LP is c/o Walkers, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008.
(8)
The address of RJJRP Holdings, Inc. is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(9)
The information reported is based on a Schedule 13G filed with the SEC on August 8, 2025 by Baillie Gifford & Co. Baillie Gifford has sole voting power with respect to 6,141,035 shares, sole dispositive power with respect to 13,440,113 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 0 shares reported in the table. The address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, UK.
(10)
Consists of 11,860 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Mr. Branderiz is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(11)
Consists of (i) 22,507 shares of Class A common stock held by the Rollin F. Ford Trust and (ii) 10,345 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Mr. Ford is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(12)
Consists of (i) 14,507 shares of Class A common stock and 599,353 shares of Class V-1 common stock held directly by Mr. Kane and (ii) 10,345 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Mr. Kane is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(13)
Consists of (i) 40,000 shares of Class A common stock and 926,115 shares of Class V-1 common stock that Mr. Krasnow may be deemed to beneficially own that are owned of record by (A) Mr. Krasnow directly, (B) The Krasnow Family 2019 Charitable Remainder Unitrust, for which he serves as trustee, (C) The Todd and Deborah Krasnow Charitable Remainder Unitrust, for which he serves as trustee, and (D) Inlet View, Inc., of which he is the president and chief executive officer, and (ii) 10,345 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. Mr. Krasnow disclaims beneficial ownership of the securities not directly held by him except to the extent of his pecuniary interest therein. The address of Mr. Krasnow is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(14)
Consists of 5,104 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Mr. Ross is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(15)
Consists of (i) 11,024 shares of Class A common stock held directly by Ms. Rus and (ii) 17,312 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Ms. Rus is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.

59

Principal Stockholders

(16)
Consists of (i) 42,404 shares of Class A common stock held directly by Ms. Saintil and (ii) 10,345 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Ms. Saintil is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(17)
Consists of (i) 10,575 shares of Class A common stock held directly by Mr. Dunn and (ii) 65,282 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Mr. Dunn is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(18)
Consists of (i) 14,861 shares of Class A common stock held directly by Ms. Hibbard and (ii) 47,767 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Ms. Hibbard is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(19)
Consists of (i) 30,640 shares of Class A common stock held directly by Dr. Kuffner and (ii) 201,411 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Dr. Kuffner is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(20)
Consists of 3,500 shares of Class A common stock held directly by Ms. Martins. The address of Ms. Martins is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(21)
Consists of (i) 35,219 shares of Class A common stock held directly by Mr. Odisho and (ii) 60,921 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026. The address of Mr. Odisho is c/o Symbotic, 200 Research Drive, Wilmington, MA 01887.
(22)
See footnotes 6 and 10 through 21 above. Consists of (i) 415,474 shares of Class A common stock, 4,660,811 shares of Class V-1 common stock and 43,230,733 shares of Class V-3 common stock held directly or indirectly by the directors and executive officers and (ii) 611,156 shares of Class A common stock that will be issuable upon the vesting of equity awards within 60 days of January 6, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Our officers and directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations from our executive officers and directors, during and with respect to the fiscal year ended September 27, 2025, the following reports were not filed within the required period: two reports for David Ladensohn (regarding six transactions) and one report for each of Carol Hibbard (regarding three transactions), William Boyd (regarding one transaction) and the RBC Millenium Trust (regarding one transaction).

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Report of the Audit Committee

REPORT OF THE AUDIT COMMITTEE

The members of the audit committee of the board of directors of Symbotic Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended September 27, 2025 as follows:

1.
The audit committee has reviewed and discussed with management the audited financial statements for Symbotic Inc. for the fiscal year ended September 27, 2025.
2.
The audit committee has discussed with representatives of Grant Thornton LLP the matters required to be discussed with the audit committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
3.
The audit committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025 for filing with the SEC.

The audit committee operates pursuant to a charter that was approved by our board of directors. A copy of the Audit Committee Charter is available on the corporate governance section of our investor relations website, available at ir.symbotic.com under the heading “Documents and Charters.”

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SYMBOTIC INC.:
Charles Kane, Chairperson
Eric Branderiz Rollin Ford

January 16, 2026

The information in the Report of the Audit Committee shall not be considered “soliciting material” or “filed” with the SEC, nor shall this information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company incorporated it by specific reference.

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Householding

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the 2025 Annual Report and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Broadridge Financial Solutions, Inc. in writing at: Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717; or by telephone: (866) 540-7095. If you want to receive separate copies of the proxy statement or the 2025 Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

62

Stockholder Proposals

STOCKHOLDER PROPOSALS

Subject to the director nomination requirements described below, a stockholder who would like to have a proposal considered for inclusion in our proxy statement for our 2027 annual meeting must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than September 18, 2026. However, if the date of the 2027 annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Symbotic Inc., 200 Research Drive, Wilmington, MA 01887, Attention: Corporate Secretary.

Subject to the director nomination notice requirements described below, the required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to such annual meeting or (B) the tenth day following the day on which public announcement of the date of such annual meeting was made. Assuming the 2027 annual meeting is not advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the Annual Meeting, for stockholder proposals to be brought before the 2027 annual meeting, the required notice must be received by our corporate secretary at our principal executive offices no earlier than November 5, 2026 and no later than December 5, 2026. Stockholder proposals and the required notice should be addressed to Symbotic Inc., 200 Research Drive, Wilmington, MA 01887, Attention: Corporate Secretary. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 4, 2027.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

Further, any stockholder proposal for a director nominee intended to be included in the proxy materials for the 2027 annual meeting pursuant to our “proxy access” bylaws must meet the requirements set forth in our bylaws and the materials required by our bylaws must be submitted as required by our bylaws. Among others, the required notice must be received by our corporate secretary at our principal executive offices not less than 120 days and not more than 150 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 days earlier or delayed (other than as a result of adjournment or recess) by more than 60 days later than such anniversary date, or, if the first public disclosure of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the stockholder’s notice must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than the later of (i) the 120th day prior to the date of such annual meeting and (ii) the tenth day following the day on which public disclosure of the date of such annual meeting is first made by. All such proxy access director nominations must satisfy the requirements set forth in our bylaws.

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Other Matters

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

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Company Logo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box aboveavailable when you access the website and follow theinstructions. Annual Meeting of Stockholders Symbotic Inc. For Stockholders of record as of January 6, 2026 Thursday, March 5, 2026 10:00 AM, Eastern TimeAnnual Meeting to be held live via the Internet - please visit www.proxydocs.com/SYM for more details.For Stockholders of record as of January 6, 2026 Thursday, March 5, 2026 10:00 AM, Eastern Time YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:00 AM, Eastern Time, March 5,2026. This proxy is being solicited on behalf of the Board of Directors Internet: www.proxypush.com/SYM • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-649-0293 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online by 03/04/2026 5:00PM EST at www.proxydocs.com/SYM The undersigned hereby appoints Corey Dufresne, William Boyd III, and Izilda Martins (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Symbotic Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Symbotic Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect nine directors nominated by the board of directors of Symbotic Inc., identified in the accompanying proxy statement, each to serve for a term of one year until the 2027 Annual Meeting of Stockholders, until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal:				
		FOR	WITHHOLD		
	1.01 Richard Cohen	☐	☐		FOR
	1.02 Eric Branderiz	☐	☐		FOR
	1.03 Rollin Ford	☐	☐		FOR
	1.04 Charles Kane	☐	☐		FOR
	1.05 Todd Krasnow	☐	☐		FOR
	1.06 Vikas Parekh	☐	☐		FOR
	1.07 Andrew Ross	☐	☐		FOR
	1.08 Daniela Rus	☐	☐		FOR
	1.09 Merline Saintil	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve an advisory vote on the compensation paid to our named executive officers.	☐	☐	☐	FOR
3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 26, 2026.	☐	☐	☐	FOR
4.	To transact any other business that may properly come before the meeting or any adjournment thereof.				

Signature (and Title if applicable) Date

Signature (if held jointly) Date

Symbotic Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 Please make your marks like this:PROPOSALYOUR VOTE1. To elect nine directors nominated by the board of directors of Symbotic Inc., identified in the accompanying proxy statement, each to serve for a term of one year until the 2027 Annual Meeting of Stockholders, until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal: 1.01 Richard Cohen1.02 Eric Branderiz1.03 Rollin Ford1.04 Charles Kane1.05 Todd Krasnow1.06 Vikas Parekh1.07 Andrew Ross1.08 Daniela Rus1.09 Merline Saintil FOR WITHHOLD BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR 2. To approve an advisory vote on the compensation paid to our named executive officers.3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 26, 2026. 4. To transact any other business that may properly come before the meeting or any adjournment thereof. FOR AGAINST ABSTAIN You must register to attend the meeting online by 03/04/2026 5:00PM EST at www.proxydocs.com/SYMAuthorized Signatures - Must be completed for your instructions to be executed.Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date